Exhibit 10.6

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

A320 Family

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

AVIANCA S.A.

as Buyer

Reference : 337.008/07

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CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE—INSPECTION

7	CERTIFICATION

8	BUYER’S TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVES

16	TRAINING AND TRAINING AIDS

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

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CONTENTS

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B	FORM OF SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 AIRFRAME PRICE REVISION FORMULA PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY—ITEMS OF PRIMARY STRUCTURE

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ON LINE SERVICES

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A320 Family PURCHASE AGREEMENT

This A320 Family Purchase Agreement (the “Agreement”) is made as of the 16 day of April 2007.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. and Airbus Industrie G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at administrative Avenida Calle 26 No. 92-30 Bogota, Colombia (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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0.	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate	means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Agreement	this A320 Purchase Agreement, including all exhibits and appendixes attached hereto and any letter agreements hereto, as the same may be amended or modified and in effect from time to time.

Airbus|World	has the meaning set forth in Clause 14A.10.1 Part 2 of Exhibit I.

Aircraft	means individually or collectively an Airbus A319-100 Aircraft or an A320-200 Aircraft purchased under this Agreement.

A319 Aircraft	means, and is sometimes referred to herein as, an Airbus A319-100 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

A320 Aircraft	means, and is sometimes referred to herein as, an Airbus A320-200 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Aircraft Training Services	means all training courses, flight training, line training, flight assistance, line assistance, maintenance support, maintenance training (including Practical Training) or training support performed on Aircraft and provided to the Buyer pursuant to this Agreement.

Airbus CBT	has the meaning set forth in Clause 16.10.1.

Airbus CBT Administrator Course	has the meanings set forth in Clause 16.10.3.1.1.

Airbus CBT Technical Specification	has the meaning set forth in Clause 16.10.3.1.1.

Airframe	means the Aircraft excluding the Propulsion Systems.

Airframe Basic Price	has the meaning set out in Clause 3.1 or 3.2.

Airframe Price Revision Formula	is set out in Part 1 of Exhibit C.

AirN@v Services	has the meaning set forth in Clause 14A.9.1.

ANACS	Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

AOG	has the meaning set forth in Clause 15.2.6.

AOT	has the meaning set forth in Clause 12.1.4.3.

Authorized Officer	has the meaning set forth in Clause 20.6.

Aviation Authority	means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of Final Price	has the meaning set out in Clause 5.4.1.

Basic Issue	has the meaning set forth in Clause 14A.3.1.

Basic Price	means the sum of the Airframe Basic Price and the Propulsion Systems Basic Price. as set forth in Clause 3.

BFE Data	has the meaning set forth in Clause 14A.3.2.1.

Bill of Sale	has the meaning set out in Clause 9.2.2.

[*]	[*]

Buyer	means Aerovias del Continente Americano S.A. Avianca or its successors and permitted assigns.

Buyer Furnished Equipment	has the meaning set out in Clause 18.1.1.

Buyer’s Inspectors	has the meaning set forth in Clause 6.2.1.

CAA	means the Colombian Civil Aviation Authority (Unidad Administrative Especial de Aeronautica Civil)

Certificate	has the meaning set forth in Clause 16.4.4.

Certificate of Acceptance	has the meaning set out in Clause 8.3.

Change in Law	has the meaning set forth in Clause 7.2.2.

Clause 5 Indemnitee	as defined in Clause 5.8.3.

Clause 5 Indemnitor	as defined in Clause 5.8.3.

Clause 19 Indemnitee	as defined in Clause 19.3.

Clause 19 Indemnitor	as defined in Clause 19.3.

COC Data	has the meaning set forth in Clause 14A.8.

Commitment Fee	means the commitment fee of [*] paid for the Aircraft as referenced in Clause 5.2

Customer Support Director	has the meaning set forth in Clause 15.1.

Customer Support Representative	has the meaning set forth in Clause 15.2.1.

Default Interest	has the meaning set forth in Clause 5.7.

Default Rate	means the rate of Default Interests as defined in Clause 5.7.

Delivery	means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date	means the date on which Delivery shall occur.

[*]	[*]

Delivery Period	has the meaning set forth in Clause 11.1.

Development Changes	has the meaning set forth in Clause 2.1.3.

DGAC	the Direction Générale de l’Aviation Civile of France or any successor thereto.

EASA	European Aviation Safety Agency or any successor agency thereto.

Engines	has the meaning set forth in Clause 2.2.

[*] BFE	has the meaning set forth in [*]

Excusable Delay	has the meaning set out in Clause 10.1.

Export Airworthiness Certificate	means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location pursuant to Clause 7.2.1.

FAA	the U.S. Federal Aviation Administration, or any successor thereto.

Failure	has the meaning set forth in Clause 12.2.1.

Final Price	has the meaning set out in Clause 3.3

Fleet Serial Numbers	has the meaning set forth in Clause 14A.2.1.

General Terms and Conditions or GTC	means the General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World set forth in Clause 14A.10.3 and Part 4 to Exhibit I.

Goods and Services	means any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

Ground Training Services	means all training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

In house Warranty	as referred to in Clause 12.1.7.1.

In house Warranty Labor Rate	as defined in Clause 12.1.7.5(b) of this Agreement.

Interface Problem	as defined in Clause 12.4.1 of this Agreement.

Item	has the meaning set forth in Clause 12.2.1.

License	has the meaning set forth in Clause 16.10.4.1.

Losses	has the meaning set forth in Clause 19.1.

Manufacture Facilities	means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer’s Specification Change Notice (MSCN)	as defined in Clause 2.1.4.

Material	has the meaning given such term in Article 1.2.1 of Exhibit H.

MSCN	see Manufacturer’s Specification Change Notice.

NFF	has the meaning set forth in Clause 12.1.6.7.

Non-Excusable Delay	has the meaning set out in Clause 11.1.

Other Item	as defined in Clause 13.1.3

Paying Party	as defined in Clause 5.7.

Paris Convention	has the meaning set forth in Clause 13.1.1(ii)(2).

PEP	has the meaning set forth in Clause 14B.1.1.

Practical Training	has the meaning set forth in Clause 16.8.2.

Predelivery Payment	means the payment(s) determined in accordance with Clauses 5.2 and 5.3.

Propulsion Systems	has the meaning set out in Clause 2.2.

Propulsion Systems Basic Price	means the price of a set of Propulsion Systems as set out in Clauses 3.1.2 and 3.2.2.

Propulsion Systems Reference Price	means the reference price of a set of Propulsion Systems as set out in Part 2 of Exhibit C.

Propulsion Systems Manufacturer	means the manufacturer of the Propulsion Systems as set out in Clause 2.2.

Propulsion Systems Price	is set out in Part 2 of Exhibit C.

PDP [*]	has the meaning set forth in [*].

[*]	[*]

Receiving Party	as defined in Clause 5.7.

Revision Service Period	has the meaning set forth in Clause 14A.5.

Scheduled Delivery Month	has the meaning set out in Clause 9.1.1.

Scheduled Delivery Quarter	has the meaning set forth in Clause 9.1.1.

Secure Area	has the meaning set forth in Part 2 of Exhibit I.

Seller	means Airbus S.A.S. or its successors and permitted assigns.

Seller Representatives	means the representatives of the Seller referred to in Clause 15.2.

Seller Representatives Services	means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy	has the meaning set out in Clause 12.2.

Seller’s Training Center	has the meaning set forth in Clause 16.3.1.

Service Life Policy	has the meaning set forth in Clause 12.2.1.

Spare Parts	means the items of equipment and material that may be provided pursuant to Exhibit H.

Spare Parts Representative	has the meaning set forth in Clause 15.2.2.

Specification Change Notice or SCN	means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification	means either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs and/or MSCNs are agreed, the Standard Specification as amended by all applicable SCNs and/or MSCNs.

Standard Specification	means respectively :

(a) the A319-100 standard specification document number [*], with the following design weights: [*]

(b) the A320-200 standard specification document number [*], with the following design weights: [*]

Subsidiary	means an entity of which another owns directly or indirectly more than 50% of the voting share capital.

Successor	has the meaning set forth in Clause 21.2.2.

Supplier	has the meaning set out in Clause 12.3.1.1 and Article 1.1.3 of Exhibit H.

Supplier Part	has the meaning set out in Clause 12.3.1.2 and Article 1.1.3 of Exhibit H.

Supplier Product Support Agreement	has the meaning set out in Clauses 12.3.1.3 and 17.1.2.

Suspension	has the meaning set forth in Clause 15.3.6.

Technical Acceptance Process	as defined in Clause 8.1.1.

Technical Acceptance Flight	has the meaning set forth in Clause 8.1.2.

Technical Data	has the meaning set out in Clause 14A.1.

Termination	has the meaning set forth in Clause 20.2.

Termination Event	has the meaning set forth in Clause 20.1.

Third Party Entity	has the meaning set forth in Clause 12.8.

Total Loss	has the meaning set out in Clause 10.4.

Training Conference	has the meaning set forth in Clause 16.4.1.

Training Course Catalog	has the meaning set forth in Clause 16.4.1.

Type Certificate	has the meaning set out in Clause 7.1.

Undelivered BFE	has the meaning set forth [*].

Warranty Claim	has the meaning set forth in Clause 12.1.5.

Warranted Part	has the meaning set out in Clause 12.1.1.

Warranty Period	has the meaning set forth in Clause 12.1.3.

0.2	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	references in this Agreement to an exhibit, clause or appendix refer, unless otherwise indicated, to the appropriate exhibit, clause or appendix in this Agreement;

(b)	words importing the plural shall include the singular and vice versa;

(c)	each agreement defined in this Clause 0 will include all exhibits and appendices thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement will be to such agreement as so amended, restated, supplemented or modified. References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative;

(d)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state;

(e)	the term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods;

(f)	the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Agreement will apply to plurals of the same words and vice versa;

(g)	technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry; and

(h)	terms defined in any Letter Agreement shall have such meaning for all purposes of this Agreement.

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of nine (9) A319-100 Aircraft and twenty four (24) A320-200 Aircraft on the applicable Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

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2	SPECIFICATION

2.1	Airframe Specification

2.1.1	Specification

The Airframe shall be manufactured in accordance with the Standard Specification, as may be modified in accordance with Clauses 2.1.2, 2.1.3 or 2.1.4.

2.1.2	Specification Change Notice (SCN)

The Specification may be amended by written agreement between the parties in a Specification Change Notice. Each Specification Change Notice shall be substantially in the form set out in Exhibit B and shall set out such SCN’s scope of implementation and will also set forth in detail the particular change to be made to the Specification [*]. Such SCN may result in an adjustment of the Basic Price. SCNs will not be binding until signed by persons duly authorized to execute the same on behalf of the Seller and the Buyer.

2.1.3	Development Changes

Development changes (“Development Changes”) are changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement. The Specification may be revised by the Seller without the Buyer’s consent in order to incorporate Development Changes if such changes do not adversely affect price, time of Delivery of the Aircraft, weight or performance of the Aircraft, maintainability, operation, balance or interchangeability or replaceability of parts under the Specification. In any other case the Seller shall issue to the Buyer a Manufacturer Specification Change Notice (MSCN). [*]

2.1.4	Manufacturer Specification Change Notice

A proposed Development Change will require an amendment to the Specification by way of a Manufacturer’s Specification Change Notice (“MSCN”) when such Development Change requires Buyer’s approval pursuant to Clause 2.1.3. MSCNs will be provided to the Buyer, will be substantially in the form set out in Exhibit B-3 hereto and will set out such MSCN’s scope of implementation as well as, in detail, the effects thereof and the particular change to be made to the Specification.

The Buyer’s written consent shall be required for each MSCN except in respect of an MSCN necessitated by an Aviation Authority [*] directive or equipment obsolescence. [*]

If an MSCN requires Buyers written approval, then the Seller will deliver to the Buyer the contemplated MSCN and notify the Buyer of a reasonable period of time following the Buyer’s receipt of such notice in which the Buyer must accept or reject such MSCN.

2.1.5	Specification Change Notices for Certification

The provisions relating to Specification Change Notices for certification are set out in Clauses 7.2. and 7.3.

2.1.6	Buyer Import Requirements

The provisions relating to Specification Change Notices for Buyer import requirements are set out in Clause 7.4.

2.1.7	Inconsistency

In the event of any inconsistency between the Specification and any other part of this Agreement, this Agreement shall prevail to the extent of such inconsistency.

2.2	Propulsion Systems

The Airframe shall be equipped with a set of two (2) engines manufactured by either CFM INTERNATIONAL Engines or INTERNATIONAL AERO ENGINES (“Engines”).

In addition, the Aircraft shall be equipped with two (2) nacelles and thrust reversers. The Engines together with the nacelles and thrust reversers are hereinafter referred to as the “Propulsion Systems”.

If the Buyer has not selected the Propulsion Systems as of the date of this Agreement, such choice shall be made and notified to Seller no later than [*] prior to the first day of the Scheduled Delivery Month of the first Aircraft as set forth in Clause 9.1.1.

2.3	Customization Milestones Chart

Within a reasonable period, [*] following signature of the Agreement, the Seller shall provide the Buyer with a Customization Milestones Chart. The chart will set out the minimum lead times prior to the Scheduled Delivery Month of the Aircraft when a mutual agreement shall be reached (execution of a SCN) in order to integrate into the Specification any items requested by the Buyer from the Specification Changes Catalogues made available by the Seller.

2.4	Engine Selection

For each Aircraft, the Buyer shall select between CFM INTERNATIONAL Engines (CFM) and INTERNATIONAL AERO ENGINES (IAE) one of the following Engine types:

Aircraft Type	CFM	IAE

A319-100	CFM56-[*] or CFM56-[*]	IAE V2524-[*] or IAE V2527M-[*]

A320-200	CFM56-[*]	IAE V2527E-[*]

2.5	[*]

Seller will provide Buyer the new AIRBUS A320 family [*]for each Aircraft.

2.6	Propulsion Systems/Engines and BFE Concessions

The concessions provided by the Engine Manufacturers shall be negotiated directly between Buyer and the selected Manufacturer. The concessions provided by the BFE suppliers shall be negotiated directly between Buyer and the BFE Suppliers.

3	PRICES

3.1	A319-100 Basic Price

3.1.1	The basic price of the airframe (the “Airframe Basic Price”) is the sum of:

(i) the basic price of the Airframe as defined in the A319-100 Standard Specification (excluding Buyer Furnished Equipment), specifically including the price of the nacelles and thrust reversers, which is :

USD [*]

(US Dollars [*])

(ii) the sum of the basic prices of all SCNs set forth in Appendix 1.1 to Exhibit “A”, which is :

USD [*]

(US Dollars [*])

The Airframe Basic Price of the A319-100 corresponds to a theoretical delivery in [*]—(the “Base Period”).

3.1.2	A319-100 Propulsion Systems Basic Price

3.1.2.1	The basic prices of a set of CFM INTERNATIONAL Propulsion Systems are respectively :

For CFM56 [*]              USD [*]

(US Dollars [*])

For CFM56 [*]              USD [*]

(US Dollars [*])

3.1.2.2	The basic prices of a set of INTERNATIONAL AERO ENGINES Engines, excluding specifically nacelles and thrust reversers, are respectively:

For IAE V2524 [*]        USD [*]

(US Dollars [****])

For IAE V2527M [*]    USD [*]

(US Dollars [*])

3.1.2.3	The above Propulsion System Basic Prices have been calculated from the Propulsion System Reference Prices set forth in Exhibit C in accordance with the delivery conditions prevailing in [*].

3.2	A320-200 Basic Price

3.2.1	The Airframe Basic Price of the A320-200 is the sum of:

(i) the basic price of the Airframe as defined in the A320-200 Standard Specification (excluding Buyer Furnished Equipment), including specifically nacelles and thrust reversers, which is :

USD [*]

(US Dollars [*])

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(ii)	the sum of the basic prices of all SCNs set forth in Appendix 1.2 to Exhibit “A”, which is :

USD [*]

(US Dollars [*])

The Airframe Basic Price of the A320-200 corresponds to a theoretical delivery in [*] (the “Base Period”).

3.2.2	A320-200 Propulsion Systems Basic Price

3.2.2.1	The basic price of a CFM INTERNATIONAL Propulsion Systems is:

For CFM56 [*]            USD [*]

(US Dollars [*])

3.2.2.2	The basic prices of an INTERNATIONAL AERO ENGINES Engines, excluding specifically nacelles and thrust reversers is:

For IAE V2527E[*]    USD [*]

(US Dollars [*]

3.2.2.3	The above Propulsion System Basic Prices have been calculated from the Propulsion System Reference Prices set forth in Exhibit C in accordance with the delivery conditions prevailing [*].

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3.3	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the Airframe Basic Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Airframe Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.1; plus

(iii)	the Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft and specifically stating that such amount is to be included in or deducted from the Final Price of an Aircraft.

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4.	PRICE REVISION

4.1	Revision of Airframe Basic Price

The Airframe Basic Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in Part 1 of Exhibit C.

4.2	Revision of Propulsion Systems Reference Price

4.2.1.	The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date, as set forth in Parts 2 and 3 of Exhibit C.

4.2.2	Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

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5	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller’s account:

Beneficiary Name: AIRBUS account identification: with: [*]

Buyer’s Account

The Seller shall pay any amount due by the Seller to the Buyer hereunder, to the Buyer’s account:

Beneficiary Name: AEROVIAS DEL CONTINENTE AMERICANO Account Identification: [****] with: [*]

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5.2	Commitment Fee

The Seller acknowledges that it has received from the Buyer the sum of US $ (U.S. Dollars [****]), which represents a non-refundable commitment fee for the Aircraft (the “Commitment Fee”). The Commitment Fee prorated equally for each particular Aircraft will be credited without interest against the first Predelivery Payment due for each Aircraft upon signature of the Agreement.

5.3	Predelivery Payments

* [Two pages have been omitted in accordance with a request for confidential treatment.]

5.4	Balance of Final Price

5.4.1	The Balance of Final Price payable by the Buyer to the Seller on the Delivery Date of an Aircraft shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date with respect to such Aircraft.

5.4.2	Concurrent with each Delivery, the Buyer will pay to the Seller the Balance of the Final Price for the applicable Aircraft. Upon Seller’s receipt of the full amount of the Balance of the Final Price, including any amounts due under Clause 5.5, Seller shall transfer title to such Aircraft to the Buyer at Delivery.

5.5	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within thirty (30) days after the invoice date.

5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall assure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever [*]. If the Buyer is compelled by law to make any such deduction or withholding [*] the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Default Interest

If any payment or credit due from the Seller or the Buyer (“Paying Party”) under this Agreement including but not limited to any Predelivery Payment, Commitment Fee, Option Fee for the Aircraft as well as any payment or credit due to either party

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(the “Receiving Party”) for any spare parts, data, documents, training and services or otherwise under this Agreement, is not received on the due date, without prejudice to the Receiving Party’s other rights under this Agreement and at law, the Receiving Party shall be entitled to interest (“Default Interest”) for late payment or credit calculated on the amount due from and including the due date of payment up to and including the date when the payment or credit is received by the Receiving Party at a rate equal to [*] (the “Default Rate”).

[*]

5.8	[*]

[*]

5.9	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Set-Off

The Seller may set-off any matured and undisputed obligation owed by the Buyer to the Seller and/or its Affiliates against any obligation (whether or not matured) owed by the Seller to the Buyer (it being understood that if this obligation is unascertainable it may be estimated reasonably and in good faith and the set-off made in respect of such estimate), regardless of the place of payment or currency provided that the Buyer must be provided prior written notice of Seller’s intentions to do the same. [*]

5.11	[*]

* [Two pages have been omitted in accordance with a request for confidential treatment.]

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6	MANUFACTURE PROCEDURE – INSPECTION

6.1.	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

[*]

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer and in accordance with the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and any inspection shall take place in the presence of relevant inspection department personnel of the Seller which personnel shall be available for this purpose upon reasonable notice;

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available for inspection elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment including access, for business purposes, to electronic mail, facsimile and telephones in or conveniently located with respect to the Delivery Location [*]

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CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under EASA and by the FAA in the transport category. The Seller has obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Airworthiness Certificate. [*]

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with [*] an Export Airworthiness Certificate issued by the French DGAC for delivery in Toulouse or by the German LBA for Delivery in Hamburg, and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued by the applicable Aviation Authority in the jurisdiction where Buyer has elected to register the Aircraft. If the use of any certificate required to be obtained herein is discontinued by the issuing authority, reference to such certificate will be deemed to refer to any successor certificate or instrument issued by such authority.

[*]

7.2.2	If, any time before the date on which any Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a “Change in Law”), the Seller shall make the required variation or modification to such Aircraft and the parties hereto shall sign a Specification Change Notice in connection with such modification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1 (ii)) take into account the information available to it concerning any proposed law, rule or regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be

(i) [*]

(ii) [*]

7.3.2.	Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer.

7.4	Validation of the Export Airworthiness Certificate

Where the Buyer’s Aviation Authority requires a modification to the Aircraft that is not also required by EASA or FAA to comply with additional import aviation requirements prior to the issuance of the Export Airworthiness Certificate, the Seller shall incorporate such modification in the Aircraft [*]. The parties shall sign a Specification Change Notice in connection with such modification.

8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a standard technical acceptance process that is applicable to deliveries of all aircraft of the same type as the Aircraft (the “Technical Acceptance Process”). [*] completion of the Technical Acceptance Process shall demonstrate the proper functioning and condition of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should the Aircraft fail to [*] complete the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes to the Aircraft and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the proper functioning of the Aircraft, which will include an additional Technical Acceptance Flight (defined below) of the Aircraft if reasonably required to verify correction of the failure. Each successive failure of an Aircraft to [*] complete the Technical Acceptance Process will be governed by the preceding sentence. [*]

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer as per clause 9.1.2 and in any case will commence no fewer than ten (10) days following the Buyer’s receipt of such notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight (the “Technical Acceptance Flight”) that will (a) not exceed three (3) hours, (b) have the purpose of demonstrating to the Buyer the function of the Aircraft and its equipment pursuant to the Technical Acceptance Process [*].

(v)	be conducted at the sole cost and expense of the Seller, excluding costs of travel, food and lodging of the Buyer’s representatives participating in such process.

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process.

8.2.2	If the Buyer attends the Technical Acceptance Process, the Buyer;

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within five (5) Business Days after its commencement;

(ii)	may have a maximum of [*] of the Buyer’s representatives (with no more than three (3) such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3

If, following the Buyer’s receipt of notice pursuant to Clause 9.1.2, the Buyer does not attend [*] and/or fails to reasonably cooperate in the Technical Acceptance Process in respect of an Aircraft, the Seller acting as a reasonable buyer, will be entitled to commence the Technical Acceptance Process and, if Buyer or its designee does not thereafter join the Technical Acceptance Process, complete

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the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer’s participation. Upon [*] completion of the Technical Acceptance Process for such Aircraft [*] the Buyer will be deemed to have accepted that the Technical Acceptance Process has been completed in all respects.

8.3	Certificate of Acceptance

Upon [*] completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft shall constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder.

[*]

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9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10, 11 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months or quarters:

A319 Aircraft n° 1        September 2008

A319 Aircraft n° 2        November 2008

A319 Aircraft n° 3        1st Quarter 2010

A319 Aircraft n° 4        1st Quarter 2010

A319 Aircraft n° 5        2nd Quarter 2010

A319 Aircraft n° 6        2nd Quarter 2010

A319 Aircraft n° 7        1st Quarter 2011

A319 Aircraft n° 8        1st Quarter 2011

A319 Aircraft n° 9        2nd Quarter 2011

A320 Aircraft n° 10      2nd Quarter 2009

A320 Aircraft n° 11      2nd Quarter 2009

A320 Aircraft n° 12      3rd Quarter 2009

A320 Aircraft n° 13      3rd Quarter 2009

A320 Aircraft n° 14      1st Quarter 2010

A320 Aircraft n° 15      1st Quarter 2010

A320 Aircraft n° 16      2nd Quarter 2010

A320 Aircraft n° 17      2nd Quarter 2010

A320 Aircraft n° 18      2nd Quarter 2010

A320 Aircraft n° 19      3rd Quarter 2010

A320 Aircraft n° 20      3rd Quarter 2010

A320 Aircraft n° 21      4th Quarter 2010

A320 Aircraft n° 22      4th Quarter 2010

A320 Aircraft n° 23      1st Quarter 2011

A320 Aircraft n° 24      1st Quarter 2011

A320 Aircraft n° 25      1st Quarter 2011

A320 Aircraft n° 26      2nd Quarter 2011

A320 Aircraft n° 27      2nd Quarter 2011

A320 Aircraft n° 28      3rd Quarter 2011

A320 Aircraft n° 29      3rd Quarter 2011

A320 Aircraft n° 30      3rd Quarter 2011

A320 Aircraft n° 31      3rd Quarter 2011

A320 Aircraft n° 32      4th Quarter 2011

A320 Aircraft n° 33      4th Quarter 2011

The Seller shall notify the Buyer, no later than [*] prior to the first month of the concerned delivery quarter (the “Scheduled Delivery Quarter”), of the delivery month in respect of each such Aircraft. Each of such delivery months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”

9.1.2	The Seller shall give the Buyer at least thirty (30) days prior written notice of the date on which the Aircraft shall be Ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2	Delivery

9.2.1	The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within five (5) Business Days after the date on which the Aircraft is Ready for Delivery and shall pay the Balance of the Final Price on or before the Delivery Date.

9.2.2	The Seller shall deliver and transfer title to the Aircraft to the Buyer free and clear of all liens, claims, charges, security interests and all encumbrances of any kind whatsoever provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Possession and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on the date and at the time set forth in the executed Certificate of Acceptance.

[*]

9.2.3	[*] should the Buyer fail to deliver the signed Certificate of Acceptance to the Seller within the delivery period and accept Delivery of and pay the Balance of the Final Price for an Aircraft that is Ready for Delivery and in respect of which the Buyer has or is obligated to deliver a Certificate of Acceptance, then the Buyer shall be deemed to have rejected Delivery of the Aircraft without warrant when duly tendered to it hereunder. In addition to Clause 5.7 and the Seller’s other rights under this Agreement, the Seller shall retain title to the Aircraft and the Buyer shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) actually incurred by the Seller resulting from any delay or failure to timely effect such payment [*].

9.3	Fly Away

9.3.1	The Buyer and the Seller shall co-operate to obtain any licenses, permits and approvals which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	Except as provided below, all expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer [*] and the Buyer will make direct arrangements with the supplying companies for its requirements. [*] Seller will also assist Buyer, at no out-of-pocket cost to Seller, to obtain the necessary authorizations from the Aviation Authority having jurisdiction over the Delivery Location to permit Buyer to remove the Aircraft from the Delivery Location immediately following Delivery.

10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts, any delay caused directly or indirectly by the action or inaction of the Buyer; and any delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment. Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than [*] after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party [*] period provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than [*] after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. [*].

10.3.3	If this Agreement shall not have been terminated with respect to the delayed Aircraft during the [*] period referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

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10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within [*] of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) [*] may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is [*] after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

(i)	the Buyer notifies the Seller [*] of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

10.6	REMEDIES

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. [*]

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11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within [*] after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss (a “Non-Excusable Delay”), then the Buyer shall have the right to claim, and the Seller shall pay by way of liquidated damages to the Buyer [*] of delay in the Delivery commencing on the date [*] after the last day of the Scheduled Delivery Month.

The amount of such liquidated damages shall in no event exceed the total of [*] in respect of any one Aircraft.

The Buyer’s right to be paid damages in respect of the Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than [*] after the last day of the Scheduled Delivery Month.

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [*] after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than [*] nor more than [*] after the expiration of the [*] falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [*] after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than [*] nor more than [*] after expiration of such [*] to terminate this Agreement in respect of the affected Aircraft and neither party shall have any claim against the other in respect of such nondelivery [*].

11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. [*].

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12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any component, equipment, proprietary software, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated in the Specification that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such excluded items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

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12.1.3	[*]

[*]

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively, at Buyer’s request, furnish to the Buyer’s account with the Seller a credit equal to (a) the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part and (b) the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

12.1.4.2	In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that the Seller shall not be deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction to the extent any such delay could not be avoided using commercially reasonable efforts,

(ii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft,

(iii)	[*]

[*]

12.1.4.3	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller [*] incurred by the Buyer in performing inspections of the Aircraft that are conducted to determine whether a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin or an all operator telex (“AOT”) to be performed within the Warranty Period;

(ii)	the [*] shall not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller when such corrective action, including but not limited to instructions and materials, has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer in light of Buyer’s operational requirements, at the time such inspections are performed or earlier,

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(iii)	the labor rate for the [*] shall be the Inhouse Warranty Labor Rate defined in Clause 12.1.7.5, and be equal to the Seller’s estimate of the manhours required for such inspections as set forth in the communication by the Seller to the Buyer or in the related Seller Service Bulletin or AOT, whichever is applicable.

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(c)	the defect giving rise to such Warranty Claim having become known to Buyer or Buyer’s maintenance performer within the Warranty Period;

(d)	the Buyer having filed a Warranty Claim within [*] of a defect becoming known to Buyer or Buyer’s maintenance performer, except where the Seller has issued a Service Bulletin or AOT intended to provide a remedy for such a defect, in which case the Warranty Claim must be [*] following embodiment of the Seller Service Bulletin or AOT in the Aircraft;

(iii)	the Buyer has operated and maintained the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10;

(iv)	the claimed defect did not result from any act or omission of any third party;

(v)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6.5 below.

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12.1.6	Warranty Administration

The warranties set forth in this Clause 12.1 shall be administered as hereinafter provided for in this Clause 12.1.6.

12.1.6.1	Claim Determination

The determination of the validity of any Warranty Claim by the Seller shall be made [*], based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspection, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller will be borne by the Buyer. [*]

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for accomplishment of a warranty correction, the Seller shall bear the direct costs of fuel, [*] and landing fees to and from the Seller’s facilities for such return of the Aircraft. [*] The Buyer shall make its reasonable efforts to minimize the duration of the corresponding flights.

12.1.6.4	On-Aircraft Work by the Seller

If the Parties determine that work to accomplish a repair or correction of a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect at the Buyer’s facilities or the facilities of a third party, then the labor and material costs [*]

The condition which has to be fulfilled for on-Aircraft work by the Seller is that the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

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12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim submitted by the Buyer under this Clause 12.1 shall contain at least the following data:

a)	description of defect and action taken, if any,

b)	date of incident and/or removal date,

c)	description of Warranted Part claimed to be defective,

d)	part number,

e)	serial number (if applicable),

f)	position on Aircraft,

g)	total flying hours or calendar time, as applicable, at the date the defect became known to the Buyer or Buyer’s maintenance performer,

h)	time since last shop visit at the date the defect became known to the Buyer or Buyer’s maintenance performer,

i)	Manufacturer Serial Number of the Aircraft and/or its registration,

j)	Aircraft total flying hours and/or number of landings at the date the defect became known to the Buyer or Buyer’s maintenance performer,

k)	Warranty Claim number,

l)	date of Warranty Claim, and

m)	Delivery Date of Aircraft or Warranted Part to the Buyer.

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond-Point Maurice Bellonte

B.P. 33

F-31707 BLAGNAC CEDEX

FRANCE

12.1.6.6	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(ii)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

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Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

12.1.6.7	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. [*]

[*]

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1. Such inspections will be made on Business Days, during reasonable times during the Buyer’s normal business hours and will not interfere with the Buyer’s operations or maintenance.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts:

provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs having an estimated cost of repair in [*] before any such repairs are started, unless it is not reasonably practicable to do so, in which case the Buyer will notify the Seller of the Inhouse Warranty Repair as soon as reasonably practicable. The Buyer’s notification shall include reasonable detail regarding the defect, estimated labor hours and material used by the Buyer to determine its estimate of the cost of such repair to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold, delay or condition its authorization of the Buyer’s performance of any Inhouse Warranty Repair;

•	provided adequate facilities and qualified personnel are available to the Buyer; and

•	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

•	only to the extent reasonably necessary to correct the defect.

12.1.7.3	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the reasonable judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller and the Buyer will each have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

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12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

a)	a report of technical findings with respect to the defect,

b)	for parts required to remedy the defect:

•	part numbers,

•	serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

•	total price of parts,

c)	detailed number of labor hours,

d)	Inhouse Warranty Labor Rate,

e)	total claim value.

12.1.7.5	Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be the credit to the Buyer’s account of an amount [*]

[*]

12.1.7.6	Limitation

Except in any situation in which a replacement for any defective Warranted Part is unavailable for purchase by Buyer or is available for purchase by Buyer but cannot be timely delivered to Buyer in light of Buyer’s operational requirements (including without limitation, AOG), if the Buyer elects to repair or have repaired any Warranted Part, the Buyer will not be credited for repair costs (including labor and material) for any Warranted Part that exceed in the aggregate sixty-five per cent (65%) of the Seller’s then current catalogue price for a replacement of such defective Warranted Part. [*]

12.1.7.7	Scrapped Material

The Buyer shall retain any defective Warranted Part and any defective part removed from a Warranted Part during repair for a period of either [*] after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller, [*] of receipt of the Seller’s request therefor, provided that the Buyer receives such request within such above described retention periods and prior to the Buyer’s receipt of written notice, if any, from the Seller that the requested Warranty Part may or should be scrapped.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

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Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Notwithstanding Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer (or any successor or assignee of the Buyer), in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, shall be the remaining portion of the original warranty [*]

If a defect is attributable to a improper repair or improper installation by the Buyer, a Warranty Claim with respect to such defect will not be accepted, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part. In such event, Seller shall reasonably justify to the Buyer its findings and conclusions.

12.1.10	Accepted Industry Standard Practices—Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with the Buyer’s Aviation Authority approved maintenance program and maintenance procedures and requirements and any other mandatory requirements issued by the Seller generally to all owners and operators of the Warranted part at issue, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear or to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, (except for any repair, alteration or modification made by the Seller or in a manner approved by the Seller);

(ii)	any Aircraft or component, equipment, accessory or part thereof, which Buyer has knowingly operated in a damaged state (other than in the case of operational necessity); or

(iii)	any component, equipment, accessory or part from which the trademark, part or serial number or other identification marks have been removed.

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12.1.11	LIMITATION OF LIABILITY

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.7 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

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12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined below) that did not result from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit “F”;

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

The Seller’s obligations under this Clause 12.2.1 are referred to as the “Service Life Policy”.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item prior to the [*] anniversary of the Delivery Date of the Aircraft on which such Item was originally installed, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either :

•

design and furnish to the Buyer a correction for such Item having the Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts that are not integrated into the Item), or

•	replace such Item.

12.2.3	Seller’s Participation in the Costs

[*]

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1. During the Warranty Period, all Items will be covered by the provisions of Clause 12.1.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Aircraft or Item, as applicable, reasonably adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer shall keep the Seller reasonably informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

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(iv)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within sixty (60) days after such breakage or defect becomes apparent, if breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller with reasonably sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a service bulletin applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit to the Buyer free of charge or under a pro rata formula. If such a kit is so offered to the Buyer free of charge, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	THIS SERVICE LIFE POLICY IS NOT A WARRANTY, PERFORMANCE GUARANTEE, OR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART.

THE SELLER’S OBLIGATION HEREUNDER IS TO FURNISH ONLY THOSE CORRECTIONS TO THE ITEMS OR PROVIDE REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2.

THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN THE FORM OF A CREDIT, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED.

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12.3	Supplier Warranties and Service Life Policies

Prior to the Delivery of the first Aircraft, the Seller shall provide the Buyer with such warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. However, the Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreement” means an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	In the event any Supplier, under any warranty obtained by the Seller and transferred to the Buyer pursuant to the Supplier Product Support Agreement, defaults in the performance of any material obligation with respect thereto and the Buyer submits in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2	In the event any Supplier, under any Supplier service life policy obtained by the Seller and transferred to the Buyer pursuant to the Supplier Product Support Agreement, defaults in the performance of any material obligation with respect thereto and the Buyer submits in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier’s service life policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3	If pursuant to Clause 12.3.2.1 or 12.3.2.2, a defect in a Supplier Part is corrected by the Seller, then at the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance, provided the same is at not more than deminimus out of pocket cost to the Buyer, to enable the Seller to enforce the rights so assigned.

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12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller shall, if so requested by the Buyer, and without charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend corrective action. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action, including materials, if applicable.

12.4.2	Seller’s Responsibility

If the Interface Problem is primarily attributable to the design of a Warranted Part and Buyer has notified Seller of the problem within the Warranty Period for such Warranted Part, the Seller shall correct the design of such Warranted Part and either repair or replace the same in accordance with Clause 12.1 to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in pursuing any warranty claim the Buyer may have against the Supplier of such Supplier Part.

12.4.4	Joint Responsibility

If the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer and without charge to the Buyer, use reasonable commercial efforts to provide a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem unless (i) reasonably rejected by the Buyer in which case Seller will use its commercially reasonable efforts to determine an alternative corrective action taking into consideration the reasons for Buyer’s rejection or (ii) such corrective action fails to resolve the Interface Problem.

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12.4.5	[*]

[*]

12.4.6	General

12.4.6.1	All requests under this Clause 12.4 shall be directed to the Seller.

12.4.6.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.6.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	EXCLUSIVITY OF WARRANTIES

AS BETWEEN THE BUYER AND THE SELLER, THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

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(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

THE ABOVE LIMITATION WILL NOT BE INTERPRETED TO IMPAIR THE EXPRESS CONTRACTUAL WARRANTIES OR GUARANTEES GRANTED TO THE BUYER ELSEWHERE UNDER THIS AGREEMENT OR TO RELIEVE THE SELLER OF ANY OF ITS EXPRESS CONTRACTUAL OBLIGATIONS UNDER THIS AGREEMENT. THIS CLAUE 12.5 SHALL NOT BE INTERPRETED TO IMPAIR ANY SELLER AFFILIATE OR ANY SUPPLIER.

FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER AND ITS AFFILIATES EXCEPT FOR ANY AFFILIATE THAT IS A SUPPLIER AND IS PROVIDING A SEPARATE WARRANTY TO THE BUYER.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the non performance of any obligations or liabilities of the Seller arising under these warranties shall be in

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monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non performance covered by this Clause 12, and the Buyer shall not have any right to require specific performance by the Seller.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administer this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Notwithstanding the provisions of Clause 12.1.8 hereof and without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 shall not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent thereto, which shall not be unreasonably withheld, conditioned or delayed.

Any unauthorized assignment, sale, transfer, novation or other alienation of the Buyer’s rights under this Clause 12 shall be void and of no force and effect.

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13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by (a) the Airframe or any part or software installed therein at Delivery or (b) any documentation, manuals, materials or training aids or software that are provided to the Buyer under this Agreement, of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

(1)	from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)	from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (“Paris Convention”);

and

(iii)	with respect to any claim of copyright infringement in respect of any documentation, manuals, materials, or training aids or associated software that are provided to the Buyer under this Agreement or any computer software installed on the Aircraft will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and, with respect to such software, recognise computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	Supplier Parts; or

(iii)	software unless such software bears the copyright of the Seller.

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13.1.3	In the event that the Buyer is prevented from using the Aircraft or any other item described in Clause 13.1.1 (“Other Item”) or is required to pay any royalty or other amount to lawfully continue such use (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at among the claimant, Seller and Buyer), the Seller shall at its expense either :

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part, software or Other Item as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement. [*]

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	promptly notify the Seller following the Buyer receiving notice of the same, giving particulars thereof to the extent known by the Buyer;

(ii)	upon the Seller’s request, furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to the defense of such claim or suit;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the right to use the Aircraft or the allegedly infringing part, software or Other Item, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim provided the same is at no out-of-pocket cost to Buyer; and

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses, but in each case only to the extent that doing so would not materially adversely affect the Buyer’s operations or result in any out-of-pocket costs to Buyer not indemnified by Seller.

13.2.2	The Seller may, upon commitment to the Buyer in writing that it will indemnify the Buyer as provided herein, assume and conduct the defense or settlement of any claim or suit in the manner that, in the Seller’s opinion, the Seller deems proper. In that event, the Seller shall be entitled either in its own name or on behalf of the Buyer to conduct such defense with the party or parties alleging infringement.

13.2.3	The Seller’s liability hereunder shall be conditional upon the full and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

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THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

13.3	Survivability

The provisions of this Clause 13 will, with respect to all delivered Aircraft and Other Items described in Clause 13.1.1, survive any termination of this Agreement.

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TECHNICAL DATA

14A.1	Scope

This Clause covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) to support the Aircraft operation.

14A.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14A.1.2	Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14A.2	Aircraft Identification for Technical Data

14A.2.1	For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of a block of numbers selected in the range from 001 to 999.

14A.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14A.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1.1 [*]. Neither such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided under this Agreement.

The customized Technical Data that are affected by this Clause 14A.2.3 are:

(i)	Aircraft Maintenance Manual,

(ii)	Illustrated Parts Catalog,

(iii)	Trouble Shooting Manual,

(iv)	Aircraft Wiring Manual,

(v)	Aircraft Schematics Manual,

(vi)	Aircraft Wiring Lists.

14A.3	Integration of Equipment Data

14A.3.1	Supplier Equipment

Information relating to Supplier equipment that is installed on the Aircraft by the Seller shall be introduced [*] into the initial issue of the customized Technical Data delivered for each Aircraft (the “Basic Issue”) to the extent necessary to understand the affected systems. Changes to Supplier equipment after issuance of each Basic Issue, except for changes to the Technical Data due to Seller’s Service Bulletins, will be for the responsibility of the Buyer.

14A.3.2	Buyer Furnished Equipment

14A.3.2.1	The Seller shall introduce data relative to Buyer Furnished Equipment or Supported Buyer Furnished Equipment, for equipment that is installed on the Aircraft by the Seller on or prior to the Delivery (hereinafter “BFE Data”), into the customized Technical Data [*] for the Technical Data for each Basic Issue, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14A.3.2.2 through 14A.3.2.5.

14A.3.2.2	The Buyer shall supply the BFE Data related to Buyer Furnished Equipment to the Seller at least [*] before the scheduled delivery of the customized Technical Data.

14A.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14A.3.2.4	The BFE Data shall be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14A.3.2.5	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14A.4	Supply

14A.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14A.4.2	The Buyer shall not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause.

14A.4.3	Delivery

14A.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to [*] as indicated by the Buyer.

14A.4.3.2	In such case, the Seller shall deliver the Technical Data to the Buyer’s named place of destination [*]

14A.4.3.3	The Technical Data shall be delivered according to a mutually agreed schedule to correspond with Aircraft Deliveries. The Buyer shall provide no [*] notice when requesting a change to such delivery schedule.

14A.4.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ needs for Technical Data. In addition to the quantities defined in Exhibit G, reasonable quantities of such Technical Data shall be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

14A.5	Revision Service

Unless otherwise specifically stated, revision service for the Technical Data shall be provided [*] (the “Revision Service Period”). [*]

14A.6	Service Bulletins (SB) Incorporation

During the Revision Service Period and upon the Buyer’s request for incorporation of Seller Service Bulletin information into the Technical Data, such information shall be incorporated into the Technical Data for the Buyer’s Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status shall be shown.

14A.7	Technical Data Familiarization

The Seller will provide, [*] to the Buyer, [*] of Technical Data familiarization training [*] at the Seller’s Training Center or, at the Buyer’s request, at the Buyer’s facility. If such familiarization is conducted at the Buyer’s facility, [*]

14A.8	Customer Originated Changes (COC)

If the Buyer elects to include Buyer originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such election.

The incorporation of any COC Data shall be perfomed under the methods and tools for achieving such introduction and the conditions specified in the then current ANACS Customer Services Catalog.

COC Data will be developed by the Buyer according to the methods and tools for achieving such introduction issued by the Seller. The Buyer will ensure that any COC Data is in compliance with the requirements of the Buyer’s Aviation Authorities.

Except for any Seller induced errors to the COC Data during its incorporation into the Technical Data, any COC Data will be at the Buyer’s sole risk, and [*]

14A.9	AirN@v Services

14A.9.1	The Technical Data listed below shall be provided through an advanced consultation tool (hereinafter referred to as “AirN@v Services”). The applicable Technical Data are the following:

•	AirN@v/Maintenance:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog (Airframe/ Powerplant),

•	Trouble Shooting Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists,

•	Aircraft Wiring Manual,

•	Electrical Standard Practices Manual.

•	AirN@v/Associated Data:

•	Consumable Material List,

•	Standards Manual,

•	Electrical Standard Practices Manual.

•	AirN@v/Engineering

14A.9.2	The licensing conditions for the use of AirN@v Services shall be as set forth in Part 1 of Exhibit I to the Agreement, “Licence for Use of Software”.

14A.9.3	The license to use AirN@v Services as described above shall be granted [*] for the Aircraft [*] the revisions of the affected Technical Data are [*] in accordance with Clause 14A.5.

14A.10	On-Line Technical Data

14A.10.1	The Technical Data defined in Exhibit “G” as being provided on-line shall be made available to the Buyer through the Secure Area of the Airbus customer portal Airbus|World (“Airbus|World”), as further described in Part 2 of Exhibit I to the Agreement.

14A.10.2	Such provision shall be [*] the Buyer for the duration of the Revision Service Period.

14A.10.3	Access to the Secure Area shall be subject to the “General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World” (hereinafter the “GTC”), as set forth in Part 4 of Exhibit I to this Agreement.

14A.10.4	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller and Buyer will decide together whether to suppress other formats for the concerned Technical Data.

14A.10.5	Access to the Secure Area shall be granted [*] the Buyer’s users (including one Buyer Administrator) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14A.10.6	For the sake of clarification, it is hereby specified that Technical Data accessed through the Secure Area—which access shall be covered by the terms and conditions set forth in the GTC – shall remain subject to the conditions of this Clause 14A.

In addition, should the Secure Area provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Part 1 of Exhibit I to the Agreement.

14A.11	Exclusivity of Warranties

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. [*] The provisions of Clause 12.5 shall apply in their entirety to Technical Data.

14A.12	Proprietary Rights

14A.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14A.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever of either the Buyer or the manufactured products. In and of itself, the supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14B	SOFTWARE SERVICES

14B.1	Performance Engineer’s Program

14B.1.1	In addition to the standard operational Technical Data provided under Clause 14A, the Seller shall provide to the Buyer the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the licence conditions set forth in Part 1 of Exhibit I to the Agreement, “Licence for Use of Software”.

14B.1.2	Use of the PEP shall be limited to [*] copies to be used on such number of the Buyer’s computers as determined by Buyer for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be embarked on board the Aircraft. The Seller will provide [*] in respect of the PEP.

14B.1.3	The licence to use the PEP and the revision service [*].

At the end of such PEP Revision Service Period, the above shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services ANACS Catalog.

14.C	GENERAL PROVISIONS

14C.1	Future Developments

The Seller continuously monitors technological developments and applies them to data, document and information systems’ production and methods of transmission.

The Seller shall inform the Buyer in due time of such new developments and their application and of the date by which the same shall be implemented by the Seller. The Buyer agrees to consider in good faith any such new development and whether Buyer desires to utilize the same in light of the implementation costs, systems capabilities and other circumstances unique to Buyer’s environment.

14C.2	Confidentiality

14C.2.1	The Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

14C.2.2	In the event the Seller authorizes, upon Buyer’s request, the disclosure of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization, the Buyer will undertake to cause such third party to agree to be bound by the same conditions and restrictions as apply to the Buyer with respect to the confidentiality of the disclosed Technical Data or Software Services.

14C.2.3	Specifically, in the event the Buyer designates a maintenance and repair organization (MRO) to perform the maintenance of the Aircraft, the Buyer shall notify the Seller of such designation prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to the selected MRO and shall cause such MRO to (i) enter into a confidentiality agreement with the Seller in form and substance reasonably satisfactory to the Seller and the MRO and, in the case of Software Services, appropriate licensing conditions reasonably satisfactory to the Seller and the MRO, and (ii) commit to use such Technical Data and Software Services solely for the purpose of maintaining the Buyer’s Aircraft.

14C.3	Transferability

Without prejudice to Buyer’s rights to assign this Agreement under Clause 21.1, the Buyer’s rights under this Clause 14 shall not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent thereto, which shall not be unreasonably withheld, conditioned or delayed.

Any unauthorized assignment, sale, transfer, novation or other alienation of the Buyer’s rights under this Clause 14 shall be null and void.

15	SELLER REPRESENTATIVES

The Seller shall [*] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Director

The Seller shall provide the services of [*] customer support [*] (each a “Customer Support Director”) based at one of the Seller’s offices (in Toulouse, France, Herndon, or Virginia, U.S.A., as applicable) to coordinate customer support matters between the Seller and the Buyer after signature of this Agreement, for as long as at least [*] operated by the Buyer.

15.2	Customer Support Representative(s)

15.2.1	The Seller shall provide [*] to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Customer Support Representative”), at the Buyer’s main base or such other locations as the parties may agree. The services of Customer Support Representative(s) will commence at or about the delivery of the first Aircraft.

15.2.2	Spare Parts Representative

The Seller shall provide [*] to the Buyer the services of [*] Seller spare parts representative, for the duration specified in Appendix B to this Clause 15, to assist the Buyer with the planning, receipt and follow-up of its initial provisioning orders as well as to generally liaise between the Buyer and the Seller in any matters related to Material (the “Spare Parts Representative”).

15.2.3	For the purposes of this Clause 15, the Customer Support Representatives and the Spare Parts Representative(s) as defined above are individually and collectively referred to as “Seller Representatives”.

15.2.4	In providing the services as described hereabove, any Seller’s employees, including specifically Seller Representatives, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting or have the authority to act as Buyer’s employees or agents, either directly or indirectly, and shall not hold themselves out as having any such authority. The Seller shall ensure that each Seller Representative agrees, for the Buyer’s benefit, to maintain as confidential and proprietary such information to which such Seller Representative has access during the course of providing services to Buyer under this Agreement.

15.2.5	The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendices A and B, respectively in this Clause 15. Such accounting shall be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within [*] of Buyer’s receipt of such accounting.

15.2.6	In the event of a need for non-routine or Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendices A and B, respectively to this Clause 15 or at any time during such assignment when any of Seller Representatives assigned to Buyer is unavailable, the Buyer shall [*]

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a)	AIRTAC (Airbus Technical AOG Center);

b)	The Seller Representative network. A list of contacts of the Seller Representatives shall be provided to the Buyer.

As a matter of reciprocity, the Seller Representative shall, during his assignment to the Buyer, be permitted to provide similar assistance to another airline, provided however that the Buyer’s requirements shall receive priority. Seller shall ensure that each Seller Representative is obligated to, for the Buyer’s benefit, maintain as confidential the Buyer’s confidential and proprietary information to which such Seller Representative has access during the course of providing services to the Buyer under this Agreement.

15.2.7 Should the Buyer request Seller Representative services exceeding the allocation specified in Appendices A and B, respectively to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.2.8	The Seller shall cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when requested by Buyer and necessary for Buyer’s operations, as determined at Buyer’s discretion.

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15.3	Buyer’s Support

15.3.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide [*] a suitable lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with office furniture including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s) for business purposes relating to the performance of his/her obligations under this Agreement. All related communication costs [*]

15.3.2	[*]

15.3.3	[*]

15.3.4	Should the Buyer request any Seller Representative referred to in Clause 15.2 above to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

15.3.5	Buyer shall have free of charge access to the Seller Representative network to cover the period [*]

15.3.6	If the Seller has taken all reasonable actions to fulfil the requirements of the applicable civil authorities of Buyer’s country necessary to permit the Seller Representative to work and live in Buyer’s country and is nonetheless unable to obtain such permission for reasons that are not personal and specific to such Seller Representative, the Seller’s obligation to provide a Seller Representative to the Buyer in Buyer’s country under Clause 15.2.1 shall be suspended (the “Suspension”). In the event that such permission is denied to such Seller Representative for reasons personal and specific to such Seller Representative, the Seller shall provide a substitute Seller Representative without such disqualifying attributes. The Suspension shall terminate upon any change in laws, rules or regulations that would allow a Seller Representative to enter into Buyer’s country.

If it is required by the civil authorities in Buyer’s country that the Buyer provide any documentation or take other action to obtain the permits or authorizations necessary for the Seller’s Representative to work and live in the Buyer’s country, then Buyer shall provide the same so long as it is at no out-of-pocket cost to the Buyer. If Buyer fails to provide the assistance required under this paragraph, then (i) Seller’s obligation to provide a Seller Representative to Buyer shall be suspended during any period that the Seller Representative is denied the right to work and live in the Buyer’s country as a result of such failure and (ii) [*]

15.4	Withdrawal of the Seller Representative

The Seller shall have the right upon written notice to and consultation with the Buyer to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are, in the Seller’s reasonable opinion, dangerous to their safety or health or prevent them from fulfilling their contractual tasks. In the event that the Seller withdraws its assigned Seller Representative under this Clause 15.4, Seller shall provide Buyer free of charge access to the Seller Representative network. Seller shall restore the withdrawn Seller Representatives to their previous locations within Buyer’s country promptly following cessation of the conditions leading to their withdrawal.

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If a Seller Representative is withdrawn from Buyer’s country under this Clause 15.4, the Buyer and Seller will agree on an alternative support solution to cover for the absence of the on-site Seller Representative and on the manner on which the man-months allocated for Seller Representative services will be adjusted and applied to the period during which such alternative support solution is provided.

15.5	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

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APPENDIX A TO CLAUSE 15

CUSTOMER SUPPORT REPRESENTATIVE ALLOCATION

The Customer Support Representative allocation provided to the Buyer pursuant to Clause 15.2 is defined hereunder.

1	The Seller shall provide to the Buyer [*] Customer Support Representative services at the Buyer’s main base or at other locations to be mutually agreed.

2	For the sake of clarification, such Customer Support Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

3	The number of the Customer Support Representatives assigned to the Buyer at any one time shall be mutually agreed, [*] Customer Support Representatives present at Buyer’s site at any one time.

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APPENDIX B TO CLAUSE 15

SPARE PARTS REPRESENTATIVE ALLOCATION

Pursuant to Clause 15.2.2 of the Agreement, the Seller shall provide to the Buyer [*] Spare Parts Representative services at the Buyer’s main base or at other locations to be mutually agreed.

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TRAINING AND TRAINING AIDS

16.1	General

16.1.1.	This Clause 16 covers the terms and conditions for the supply of training and training aids for the Buyer’s personnel to support the Aircraft operation.

16.2	Scope

16.2.1	The range and quantity of training and training aids to be provided under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

16.2.2	The training courses, defined in Appendix A to this Clause 16, will be provided [****] to Buyer [*]

16.2.3	In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort will be provided.

16.3	Training Organization / Location

16.3.1	The Seller will provide the training at the Airbus Training Center in Miami, Florida (the “Seller’s Training Center”) unless the particular training is not offered at the Seller’s Training Center in which case the training will be provided at an affiliated training center in the Americas or western Europe.

16.3.2	If unavailability of facilities or scheduling difficulties make training by the Seller impractical at the training centers referenced in Clause 16.3.1, the Seller will ensure that the Buyer is provided the training support described in this Clause 16 at locations other than those named in Clause 16.3.1.

16.3.3	Upon the Buyer’s request the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyer.

16.3.4	If the Buyer requests a Seller approved course at a location as indicated in Clause 16.3.3, the Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.3.3 to the Seller’s and the Aviation Authority’s representatives for approval of such facilities. Seller will not be required to provide training at any training facility not reasonably satisfactory to Seller.

16.4	Training Courses

16.4.1	Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s personnel, are defined in the applicable training course catalog published by ANACS (the “Training Course Catalog”) and will be scheduled as mutually agreed upon during a training conference (the “Training Conference”) that will be held as soon as practicable after signature of this Agreement and no later than May 31, 2007.

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16.4.2	The following terms will apply when training is performed ANACS:

(i)	Subject to 16.4.2(ii) below, training courses will be standard Airbus courses as described in ANACS applicable Training Course Catalog valid at the time of execution of the course. ANACS will be responsible for all training course syllabi, training aids and training equipment (not to include aircraft) necessary for the organization of the training courses.

(ii)	Where ANACS agrees to perform training using Buyer’s standard courses, Buyer will be responsible for taking all steps necessary to assure approval by applicable Aviation Authorities of such training (including any needed approvals of specific ANACS instructors).

(iii)	The training curricula and the training equipment used for flight crew, cabin crew and maintenance training will not be fully customized but will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs. Notwithstanding the foregoing, the training curricula used for training performed under such circumstances shall enumerate any differences that exist between the non-customized material and Buyer’s detailed specification.

(iv)	Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be and will not be revised. Training data and documentation will be marked “FOR TRAINING ONLY” and as such will be supplied for the sole and express purpose of training.

(v)	Upon the request of the Buyer [*], the Seller will collect and pack for consolidated shipment to the Buyer’s facility, all training data and documentation of the Buyer’s trainees attending training at the Seller’s Training Center. This training data and documentation will be delivered [*]. It is understood that title to and risk of loss of the training data and documentation will pass to the Buyer [*].

16.4.3.1	If the Buyer decides to cancel fully or partially or reschedule, a training course, a minimum advance notification of at least [*] calendar days prior to the relevant training course start date is required.

16.4.3.2	If such notification is received by the Seller or ANACS less than [*] but more than [*] calendar days prior to such training, a cancellation fee corresponding to [*] of such training will be deducted from the training allowance defined in Appendix A to the extent sufficient allowance then remains, with any balance invoiced at the price corresponding to such training in the then current ANACS Customer Services Catalog.

16.4.3.3	If such notification is received by the Seller less than [*] calendar days prior [*] of such training will be deducted from the training allowance defined in Appendix A to the extent sufficient allowance then remains, with any balance invoiced at the price corresponding to such training in the then current ANACS Customer Services Catalog.

16.4.3.4	[*]

16.4.4	In fulfillment of its obligation to provide training courses, when ANACS performs the training courses, it will deliver to the trainees a certificate of completion (each a “Certificate”) at the end of any such training course. A Certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

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If training is provided by a training provider other than ANACS that is selected by the Seller, the Seller will cause such training provider to deliver a Certificate at the end of any such training course. Such Certificate will not represent authority or qualification by any official Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

16.5	Prerequisites and Conditions

16.5.1	Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience as defined in Appendix B to this Clause 16.

All training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses. “

The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2.1	The Buyer will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees’ proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training services provided.

16.5.2.2	The Buyer will also complete and provide to the Seller the “Airbus Pre-Training Survey” detailing the trainees’ associated background at the time of reservation of the training course and in no event any later than [*] calendar days prior to the start of the training course. If the Buyer makes a change to the attendance list pursuant to Clause 16.5.2.1 the Buyer will immediately inform the Seller thereof and send to the Seller an updated Airbus Pre-Training Survey reflecting such change. No such changes will be accepted less than [*] days prior to the beginning of the Training Course

16.5.3	Upon the Buyer’s request, the Seller may be consulted to direct trainee(s) not having the required prerequisites through a relevant entry level training program, which will be at the Buyer’s charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation will be held during the Training Conference.

If the Seller should determine that a trainee lacks the required entry level training, such trainee will, following consultation with the Buyer, be withdrawn from the program or, at the Buyer’s request, be directed to a relevant entry level training program, which shall be at the Buyer’s expense. Buyer shall be entitled to provide a substitute trainee (satisfying the requisite entry level training) for the trainee so withdrawn provided such substitution occurs prior to the commencement of the applicable training course. In such event, the Buyer shall not be required to pay any cancellation fee pursuant to Clause 16.4.3.2 or Clause 16.4.3.3 in respect of such withdrawal. In all other cases, upon such withdrawal, the Seller will deduct the corresponding allowance from the total allowance for the applicable training in accordance with the provisions set forth in Clause 16.4.3.2 or Clause 16.4.3.3.

16.5.4	The Seller will in no case, warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.6	Logistics

16.6.1	Trainees

16.6.1.1	When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a [*] rental car for all of the Buyer’s trainees for the duration of the training course on the basis of [*] rental car per [*] maintenance, operations and cabin attendant trainees and [*] rental car per [*] flight crew.

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The Seller will provide rental cars with unlimited mileage, and the Buyer will pay for gas, and fines, if any. However, the Buyer will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer’s trainees occasioned during the course of such transportation.

16.6.1.2	When training is done at the Airbus Training Center in Blagnac, France, the Seller will provide [*] local transportation by bus for the Buyer’s trainees to and from designated pick—up points and the training center.

16.6.1.3	Living expenses for the Buyer’s trainees will be borne by the Buyer. Seller shall cooperate in good faith with Buyer to find suitable accommodations for Buyer’s trainees and, when applicable and possible, shall pass to Buyer any volume discounts the Seller may obtain from local lodging facilities.

16.6.2	Training at External Location

16.6.2.1	Seller’s Instructors

If at the Buyer’s request pursuant to Clause 16.3.3, training is provided by the Seller’s instructors at any location other than the Seller’s Training Centers, the Buyer will, subject to Clause 16.6.2.5, reimburse the Seller for all the expenses, as provided below in Clauses 16.6.2.2, 16.6.2.3 and 16.6.2.4 related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.2	Living Expenses for the Seller’s Instructors

Such expenses, covering the entire period from day of assignment to day of return to the Seller’s base, will include but will not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer will reimburse the Seller for such actual expenses.

16.6.2.3	Air Travel

The Buyer will, at Buyer’s election, either provide or reimburse the Seller for the transportation costs of the Seller’s instructors performing such training in confirmed business class (for international travel) or in confirmed coach class (for domestic travel), to and from the Buyer’s designated training site and the Seller’s Training Center. When the training date is known to Seller at [*] days in advance, Seller shall cause any air transportation tickets for travel relating to such training that are not being provided by the Buyer to be purchased not less than [*] days in advance of the travel date. Seller will cause its instructors to fly on Buyer’s aircraft whenever possible.

16.6.2.4	Training Material

The Buyer will reimburse the Seller for the cost of shipping the training material needed to conduct such courses.

16.6.2.5	Transportation Failure

If there is a delay in or failure of transportation of Seller’s instructors or the training materials that results in the delay or cancellation of any training, then neither Buyer nor Seller shall be liable to the other for, and each party waives and releases any claims against the other with respect to, any costs or expenses associated with such delayed or cancelled training including, without limitation, any amounts pursuant to Clause 16.4.3.2, or Clause 16.4.3.3.

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16.6.2.6	Training Equipment Availability

Training equipment necessary for course performance (i.e., video projectors, printers, etc.) at any course location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller will be made available by the Buyer in accordance with the Seller’s specifications.

16.7	Flight Operations Training

16.7.1	Flight Crew Training Course

16.7.1.1	The Seller will perform a flight crew training course program, as defined in Appendix A to this Clause 16, for the Buyer’s flight crews. A flight crew will consist of two (2) crew members who shall be either captains or first officers. Except for in-flight training, for which the Buyer’s customized Flight Crew Operating Manual will be used, the training manual used for all flight crew training courses will be the Seller’s Flight Crew Operating Manual. If the Seller agrees to use the Buyer’s Flight Crew Operating Manual for other flight crew training, the Buyer will be responsible for obtaining any necessary approvals required by applicable Aviation Authorities and for any costs associated therewith, including time spent by any ANACS instructor to achieve such approvals.

16.7.1.2	The Buyer will use its delivered Aircraft, or any other aircraft of the same type that Buyer operates, for any required in-flight training and will pay all costs associated with such use. [*]

16.7.1.3	In all cases, the Buyer will bear the expenses of fuel, oil and landing fees.

16.7.2	Flight Crew Line Initial Operating Experience

16.7.2.1	In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

16.7.2.2	In addition to the number of pilots specified in Appendix A attached hereto, the Seller may provide pilot instructors, at the Buyer’s expense and upon conditions to be mutually agreed.

16.7.2.3	Prior to any flight training to be performed by the Seller on the Buyer’s Aircraft, the Buyer will provide to the Seller a copy of the certificate of insurance as requested in Clause 19.

16.7.3	Instructor Cabin Attendants’ Familiarization Course

The Seller will provide cabin attendants training in accordance with Appendix A to this Clause 16. The instructor cabin attendants’ course when incorporating the features of the Aircraft, will be given no earlier than [*] Aircraft.

16.7.4.1	Performance / Operations Course

The Seller will provide the performance/operations training defined in Appendix A to this Clause 16 for the Buyer’s personnel.

The available courses are listed in the Seller’s applicable ANACS Training Courses Catalog.

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16.7.5	Transition Type Rating Instructor (TRI) Course

The Seller shall provide transition type rating instructor (TRI) training for the Buyer’s flight crew instructors, as defined in Appendix A to this Clause 16.

This course provides the Buyer’s pilots and/or instructors with the training in both flight-instruction and synthetic-instruction required in order to enable them to instruct on Airbus aircraft.

16.8	Maintenance Training

16.8.1.1	The Seller will provide maintenance training for the Buyer’s ground personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Course Catalog.

16.8.1.2	Practical Training on Aircraft

In the event of practical trainingon aircraft (“Practical Training”) being requested by the Buyer, the Seller will assist in organizing such Practical Training at a third party’s facilities or on Buyer’s aircraft, without however guaranteeing the availability of any other airline’s facilities.

If the Buyer wishes to perform Practical Training at a third party facility without requiring a formal FAR – Part 147 (or equivalent or other applicable Aviation Authority) certificate, the Seller may assist the Buyer in organizing such Practical Training as set forth above.

In the event of the Buyer requiring a full FAR – Part 147 (or equivalent or other applicable Aviation Authority) certificate from the Seller, the Practical Training shall be conducted by the Seller in an FAR – Part 147 facility approved and selected by the Seller.

In the event of the Buyer requiring such Practical Training to be conducted at the Buyer’s FAR – Part 145 (or equivalent or other applicable Aviation Authority) approved facilities, such training shall be subject to prior approval by the Seller of the facilities at which the Practical Training is to be conducted.

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 3.2 thereof.

The Buyer shall reimburse to the Seller the expenses for said Seller Instructor(s) in accordance with Clause 16.5.2.

16.8.2	Line Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller will provide to the Buyer maintenance instructor(s) at the Buyer’s base as defined in Appendix A to this Clause 16. The maximum number of instructors to be assigned to Buyer’s base at one time will be [*].

16.8.2.1	This line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of Technical Data and/or any other activities that may be deemed necessary after Delivery of the first Aircraft.

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16.8.2.2	The Buyer will reimburse the expenses for Seller’s maintenance instructor(s) providing services to Buyer hereunder, including without limitation, those specified in Appendix A attached hereto, in accordance with Clause 16.6.2.

16.9	Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller will provide [*] to the Buyer a list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their products.

Seller will assist the Buyer to obtain from the Suppliers and the Propulsion System Manufacturer maintenance and overhaul training on their products at appropriate times.

16.10	Training Aids for the Buyer’s Training Organization

16.10.1	The Seller will provide [*] to the Buyer the Airbus Computer Based Training (the “Airbus CBT”), training aids, as used in the Seller’s Training Centers together with the Virtual Aircraft walk around component, subject to Buyer’s execution of appropriate agreements for the license and use of such Airbus CBTand Virtual Aircraft. The Seller will Deliver the Airbus CBT, training aids and Virtual Aircraft, at a date to be mutually agreed during the Training Conference

The items supplied to the Buyer pursuant to Clause 16.10.1 shall be delivered DDU Buyer’s facilities in Bogota, Colombia. Title to and risk of loss of said items will pass to the Buyer upon receipt thereof.

16.10.2	Intentionally left blank

16.10.3	Installation of the Airbus CBT and the Virtual Aircraft

16.10.3.1.1	Before the initial delivery of the Airbus CBT System and of the Virtual Aircraft, the Seller will provide, [*] for up to [****] trainees of the Buyer, at the Buyer’s facilities, a training course enabling the Buyer to load and use the Airbus CBT System and the Virtual Aircraft either on stand-alone workstations or in a “Server” mode (the “Airbus CBT Administrator Course”).

To conduct the course, the workstations and/or Servers, as applicable, will be ready for use and will comply with the latest “Airbus CBT Workstation Technical Specification” or “Airbus CBT Server Technical Specification”, as applicable (collectively, the “Airbus CBT Technical Specification”).

16.10.3.1.2	The Airbus CBT System and the Virtual Aircraft will be installed by the Buyer’s personnel, who shall have completed the Airbus CBT Administrator Course, provided that the Seller will provide, at its cost and expense, technical support requested by the Buyer’s personnel in connection with such installation. The Seller will be held harmless from any injury to person and/or damage to property caused by or in any way connected with the handling and/or installation of the Airbus CBT and the Virtual Aircraft by the Buyer’s personnel.

16.10.3.2	Upon the Buyer’s request and subject to conditions to be quoted by the Seller, the Seller will cause sufficient personnel of Seller to travel to the Buyer’s facilities to assist the Buyer with the initial installation of the Airbus CBT System and the Virtual Aircraft at the Buyer’s facilities. Such assistance shall follow notification in writing that the various components, which shall be in accordance with the specifications defined in the Airbus CBT Technical Specification, are ready for installation and available at the Buyer’s facilities.

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16.10.4	Airbus CBT and Virtual Aircraft License

16.10.4.1	The use of the Airbus CBT System and of the Virtual Aircraft shall be subject to license conditions defined in Appendix C to this Clause 16 (License For Use Of Airbus Computer Based Training (“Airbus CBT”)), hereinafter the “License”. [*]

For the purpose of the Virtual Aircraft, the term “Airbus CBT System” as used in such License shall mean “Airbus CBT including the Virtual Aircraft”.

16.10.4.2	Supply of sets of CBT Courseware or sets of Virtual Aircraft Software, as defined in Appendix C and additional to those indicated in Appendix A, as well as any extension to the License shall be subject to terms and conditions to be mutually agreed.

16.10.5	The Seller shall not be responsible for and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the Airbus CBT System, the Virtual Aircraft and any other training aids provided under this Clause 16.10.

16.10.6	Proprietary Rights

The Seller’s training data and documentation, including the Airbus CBT System, the Virtual Aircraft and other training aids are proprietary to Seller and/or its Affiliates and the Buyer agrees not to disclose the content of any courseware, documentation or other information relating thereto, in whole or in part, to any third party without the prior written consent of the Seller.

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APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of firmly ordered [*] Aircraft, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided up to [*] under this Agreement.

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course or cross crew qualification (CCQ) as applicable)

The Seller shall provide flight crew training (standard transition course or CCQ as applicable) [*] for [*] of the Buyer’s flight crews per firmly ordered Aircraft.

1.2	Flight Crew Line Initial Operating Experience

The Seller shall provide to the Buyer pilot Instructor(s) [*] for a period of [*] pilot Instructor months.

1.2.1	The maximum number of pilot Instructors present at any one time at Buyer’s facilities shall be limited to [*] pilot Instructors; except that with respect to pilot training relating to the first Aircraft the number of pilot instructors present at one time at Buyer’s facilities shall be limited to [*].

1.3	Instructor Cabin Attendants’ Familiarization Course

The Seller shall provide to the Buyer instructor cabin attendants’ training [*] for [*] of the Buyer’s instructor cabin attendants.

1.4	Performance / Operations Course(s)

1.4.1	The Seller shall provide to the Buyer [*] trainee days of performance / operations / dispatch training [*] for the Buyer’s personnel.

1.4.2	The above trainee days shall be used solely for the performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

1.5	Transition Type Rating Instructor (TRI) course

The Seller shall provide to the Buyer transition type rating instructor training (transition or CCQ, as applicable) [*] for [*] of the Buyer’s flight instructors, such that the Buyer’s flight instructors will be authorized to provide training on the A320 family aircraft and the A330 aircraft subject to local Aviation Authority approval.

2	MAINTENANCE TRAINING

2.1	Maintenance Training Courses

2.1.1	The Seller shall provide to the Buyer [*] trainee days of maintenance training [*] for the Buyer’s personnel.

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2.1.2	The above trainee days shall be used solely for the maintenance training courses as defined in the Seller’s applicable Training Courses Catalog.

2.1.3	Within the trainee days allowance in Paragraph 2.1.1 above, the number of Engine Run-up courses shall be limited to [*] course for [*] trainees per firmly ordered Aircraft and to a maximum of [*] courses in total.

2.2	Line Maintenance Initial Operating Experience Training

The Seller shall provide to the Buyer [*] maintenance Instructor(s) weeks (1 week corresponding to 7 calendar days) at the Buyer’s base [*] in either Airframe, Electronics/Avionics or Powerplants, up to the “A” check.

2.3	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

3.1	For instruction at the Seller’s Training Centers or affiliated training centers: [*] of instruction for One (1) trainee equals One (1) trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

3.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals One (1) training day.

For maintenance training courses, the Buyer will be charged for a minimum of [****] training days notwithstanding that fewer than [****] trainees are actually in attendance.

3.3	For structure training courses, the Buyer will be charged for a minimum of [****] trainee days (notwithstanding that fewer than [*] are actually in attendance) and a maximum of [****] trainee days (notwithstanding that fewer than [*] trainees are actually in attendance).

For the avoidance of doubt, Buyer will not be charged for any training provided by Seller to any Aviation Authority personnel.

In the event of training being provided outside of the Seller’s Training Centers specifically at the Seller’s request, Paragraph 3.1 hereabove shall be applicable to the trainee days accounting for such training.

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4	TRAINING AIDS FOR BUYER’S TRAINING ORGANISATION

4.1	Delivery

The Seller shall provide to the Buyer [*]

•

[****] customized Airbus CBT (flight and/or maintenance) related to the Aircraft type(s) as covered by this Agreement (including [*] of CBT Courseware and [*] of CBT Software for flight and [*] of CBT Courseware and [*] of CBT Software for maintenance, [*] of CBT Courseware and [*] of CBT Software for In Flight and [*] of CBT Courseware and [*] of CBT Software for Dispatch as applicable). A standard CBT site license permitting installation thereof on multiple terminals at Buyer’s premises must be provided. The detailed description of the Airbus CBT shall be provided to the Buyer at the Training Conference;

•	[****] Virtual Aircraft (Walk around and Component Location) related to the Aircraft type (s) as covered in this Agreement.

•	[*] of training documentation on CD-ROM;

•	[****] CD-ROM of cockpit panels for training;.

4.2	Revision service

The Airbus CBT and Virtual Aircraft in use at the Seller’s Training Centers are revised on a regular basis and such revision shall be provided [*].

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APPENDIX B TO CLAUSE 16

APPENDIX “B” TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

FLIGHT CREW Standard Transition Courses

Captain prerequisites:

•	Previously qualified on FAR or EASA orCS 25 aircraft and commercial operations

•	Valid and Current Airline Transport Pilot License (ATPL)

•	Previous command experience

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

•	Jet experience

•	Flight time :

•	1 500 hours as pilot

•	1 000 hours on FAR or EASA or CS 25 aircraft

•	200 hours experience as airline, corporate or military transport pilot

First Officer prerequisites:

•	Previously qualified on FAR or EASA or CS 25 aircraft and commercial operations

•	Aircraft and commercial operations valid and current CPL (Commercial pilot license) with Instrument rating,

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

•	Jet experience

•	Flight time :

•	500 hours as pilot

•	300 hours on FAR/EASA/CS 25 aircraft

•	200 hours experience as airline, corporate or military transport pilot

If the Trainee does not speak English or is not fluent enough to follow the Standard Transition course, he shall follow the Adapted language transition and provide a translator as indicated by the Seller.

If no Jet experience, both CAPTAIN and/or FIRST OFFICER must follow, before entering the transition course, a dedicated “Jet Familiarization entry level course”. Such course(s), if required, shall be at the Buyer’s expense.

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First type rating course

This course is designed for Ab initio pilots who do not hold an aircraft type rating on their pilot license

Pilot prerequisites

•	Valid and current CPL (commercial pilot license)

•	Valid and current Instrument Rating on multi engine aircraft.

•	ATPL written examination

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language) (minimum :ICAO level 4)

•	Flight experience:

•	220 hours as pilot

•	100 hours as pilot in command (PIC)

•	25 hours on multi engine aircraft (up to 10 hours can be completed in a simulator)

In addition to the above conditions and in accordance with the JAR Flight Crew Licensing (FCL) and the Airbus Training Policy, a pilot applying for a first type rating must have followed either an approved JAR Multi Crew Cooperation (MCC) program or regulatory equivalent or the “Airbus Entry Level Training (ELT) program” (combined MCC and Jet familiarization course). Such course, if required, shall be at the Buyer’s expense.

CCQ additional prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, both CAPTAIN and FIRST OFFICER must:

•	be qualified and current on the base aircraft type

•	have 150 hours minimum and 3 months minimum of operations on the base aircraft type.

TRI course additional prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, it is the responsibility of the Buyer to:

•	select instructor candidate(s) with airmanship and behavior corresponding to the role and responsibility of an airline instructor

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Performance and Operations personnel prerequisites

The Buyer’s performance and operations personnel shall be fluent in English (able to write, read and communicate at an adequately understandable level in English language).

All further detailed prerequisites shall be provided by the Seller to the Buyer during the Training Conference, depending on the type of training course(s) selected by the Buyer.

Maintenance Personnel prerequisites

•

Fluency in English (understanding of English (able to write, read and communicate at an adequately understandable level in English language) adequate to be able to follow the training (If this is not the case, the Buyer shall assign a minimum of one (1) translator for [****] trainees).

•	Technical experience in the line or/and base maintenance activity of commercial jet aircraft

Additional prerequisites for Aircraft Rigging Course

Qualification on the related systems Airbus aircraft family as aviation maintenance technician (AMT) or holder of a basis“B1” license or equivalent.

Additional prerequisites for Maintenance Initial Operating Experience

Personnel attending this training course must have successfully completed the theoretical training element of the related Aircraft type course

Maintenance Training Difference Courses additional prerequisites

In addition to the prerequisites set forth for Maintenance Personnel, the personnel shall be currently qualified and operating on the base aircraft

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APPENDIX C TO CLAUSE 16

LICENSE FOR USE OF AIRBUS COMPUTER BASED TRAINING

LICENSE FOR USE OF AIRBUS COMPUTER BASED TRAINING (AIRBUS CBT)

1	DEFINITIONS

1.1	For the purpose of this Appendix C to Clause 16, the following definitions shall apply:

1.1.1	“Airbus CBT” means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

1.1.2	“Airbus CBT Courseware” means the programmed instructions that provide flight crew and maintenance training.

1.1.3	“Airbus CBT Software” means the system software that permits the use of the Airbus CBT Courseware.

1.1.4	“Student / Instructor Mode” means the mode that allows the Buyer to run the Airbus CBT Courseware.

1.1.5	“Network” means the group of the Buyer’s computers connected to each other through cables and allowing the transmission of data and instructions, which can be used by all of the Buyer’s computers so linked.

1.1.6	“Server” means the computer dedicated to the administration of a Network and on which the Airbus CBT is installed and can be reached through the Network.

1.1.7	“Technical Specification” means either the “Airbus CBT Workstation Technical Specification” or the “Airbus CBT Server Technical Specification”, as applicable.

1.1.8	“Intranet” means the Buyer’s private and local Network using the same technical protocols as internet but which is not open to public connection.

1.1.9	“Extranet” means the network constituted of an external Intranet, allowing communication between the Buyer and certain defined external entities.

1.1.10	“User Guide” means the documentation, which may be in electronic format, designed to assist the Buyer to use the Airbus CBT.

1.2	Capitalized terms used herein and not otherwise defined in this Airbus CBT License shall have the meaning assigned thereto in the Agreement.

1.3	Any and all hardware required for the operation of the Airbus CBT is not part of the Airbus CBT and shall be procured under the sole responsibility of the Buyer. The Seller shall specify hardware systems compatible with the Airbus CBT.

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2	GRANT

The Seller grants the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus CBT for the Term of this license (“Airbus CBT License”).

3	COPIES

Use of the Airbus CBT is limited to the number of copies delivered by the Seller to the Buyer and to the medium on which the Airbus CBT is delivered. No reproduction shall be made without the prior written consent of the Seller. Notwithstanding the above, specific rights as detailed hereafter shall be granted for, respectively, the Airbus CBT Software and the Airbus CBT Courseware.

3.1	Airbus CBT Software

The Buyer shall be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer’s workstations or Server, as applicable. In such cases, the Buyer shall advise the Seller in writing of the number of any copies made. Any other copying for any other purpose is strictly prohibited.

3.2	Airbus CBT Courseware

The Buyer shall be permitted to copy the Airbus CBT Courseware for the sole purpose of internal training of the Buyer’s employees, or for third party personnel contracted to operate or support the Aircraft on behalf of the Buyer, explicitly such copies shall be used by such persons only on their laptops and desktops for training purposes.

In such cases, the Buyer shall advise the Seller in writing of the number of copies made and shall cause its employees, or for third party personnel contracted to operate or support the Aircraft on behalf of the Buyer, to strictly comply with the conditions of use and the confidentiality provisions of this Airbus CBT License. In particular, the persons shall agree to use such copy for training purposes only and to make no additional copy. The Buyer shall further ensure that any copy provided to any such persons is returned to the Buyer either upon request by the Buyer or upon termination of the employment or other relationship with such person. Any other copying for any other purpose is strictly prohibited.

3.3	Any copy made by the Buyer shall be performed under the sole responsibility of the Buyer. The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software or the Airbus CBT Courseware. The Seller shall not provide revision service for any copies made.

4	TERM

The rights under this Airbus CBT License shall be granted to the Buyer [*] to which the Airbus CBT Software and the Airbus CBT Courseware apply (the “Term”). At the end of the Term, the Buyer shall return the Airbus CBT and return or destroy any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned or destroyed all existing copies.

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5	PERSONAL ON-SITE LICENSE

The sole right granted to the Buyer under this Airbus CBT License is the right to use the Airbus CBT and make certain copies thereof all on the terms and conditions set forth herein. The Airbus CBT License is (i) personal to the Buyer, for its own internal use and for training of Buyer’s employees and those of its Subsidiaries or Affiliates, or for the training of third party personnel contracted to operate or support the Aircraft on behalf of the Buyer, (ii) non-transferable, except to Buyer’s successors and assignees as permitted under Clause 21 of the Agreement, and (iii) non-exclusive.

6	CONDITIONS OF USE

6.1	The Buyer shall:

•	maintain the Airbus CBT and the relating documentation in good working condition, in order to ensure the correct operation thereof;

•	use the Airbus CBT in accordance with such documentation and the User Guide, and ensure that the staff using the Airbus CBT has received the appropriate training;

•	use the Airbus CBT exclusively in the technical environment defined in the Technical Specification, except as otherwise agreed in writing between the parties;

•

use the Airbus CBT for its own internal needs as permitted by this License, on its Network and when technically possible, only and exclusively on the machines referenced and the site declared by the Buyer;

•	not transmit the Airbus CBT electronically by any means;

•

not use the Airbus CBT on either the internet, Intranet or Extranet unless the same is subject to such limitations on access as are reasonably satisfactory to Seller to protect the security of the CBT;

•	not alter, reverse engineer, modify or adapt the Airbus CBT, or integrate all or part of the Airbus CBT in any manner whatsoever into another software product;

•	not correct the Airbus CBT, except that such correction right may exceptionally be granted to the Buyer by the Seller in writing;

•	not translate, disassemble or decompile the Airbus CBT Software or create a software product derived from the Airbus CBT Software;

(vii)	not attempt to or authorize a third party to discover or re-write the Airbus CBT source codes in any manner whatsoever;

(viii)	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights provided in the Airbus CBT by the Seller;

•

not pledge, sell, distribute, grant, sub-license, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Airbus CBT, whether in whole or in part, for the benefit of a third party;

•

not permit any third party to use the Airbus CBT in any manner, including but not limited to, any outsourcing, loan, commercialization of the Airbus CBT or commercialization by merging the Airbus CBT into another software or adapting the Airbus CBT, without prior written consent from the Seller.

The Seller shall be entitled, subject to providing reasonable prior written notice thereof to the Buyer, to come and verify in the Buyer’s facilities whether the conditions specified in this Airbus CBT License are respected. This shall not however commit the responsibility of the Seller in any way whatsoever.

6.2	Use of the Airbus CBT Software

Notwithstanding Clause 6.1 above, the Buyer shall use the Airbus CBT Software for the exclusive purpose of, for the Student/Instructor Mode:

(i)	rostering students for one or several courses syllabi in order to follow students’ progression, and/or

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(ii)	rearranging courses syllabi or creating new ones using available courseware modules.

However, the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

6.3	Use of the Airbus CBT Courseware

The Buyer shall use the Airbus CBT Courseware for the exclusive purpose of performing training of its personnel, or of third party personnel contracted to operate or support the Aircraft on behalf of the Buyer. Such training shall be performed exclusively at the Buyer’s facility or, to the extent Buyer has in place security measures reasonably satisfactory to the Seller, over the Internet.

Upon signature of a separate agreement and subject to compliance by the Buyer with network security requirements as specified by the Seller, the Seller shall authorize the Buyer to use the Airbus CBT with the Learning Management System on the Buyer’s intranet with external access.

7	PROPRIETARY RIGHTS AND NON DISCLOSURE

The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and shall remain with the Seller and/or its Affiliates or suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer shall not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

The Buyer acknowledges the Seller’s proprietary rights in the Airbus CBT and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party in contravention of this Airbus CBT License without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer’s personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the present Airbus CBT License.

8	WARRANTY

8.1	The Seller warrants that the Airbus CBT is prepared to reflect the Aircraft configuration in accordance with the state of art at the date of its conception. Should the Airbus CBT be found to contain any non-conformity or defect, the Buyer shall promptly notify the Seller thereof and the sole and exclusive liability of the Seller under this Clause 8.1 shall be to correct the same at its own expense.

8.2

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS AIRBUS CBT LICENSE AND IN THE PATENT AND COPYRIGHT INDEMNITY SET FORTH IN CLAUSE 13 OF THIS AGREEMENT (WHICH PATENT AND COPYRIGHT INDEMNITY IS ACKNOWLEDGED TO APPLY TO THE AIRBUS CBT SYSTEM AND ANY DOCUMENTATION DELIVERED UNDER THIS LICENSE THAT BEARS THE COPYRIGHT OF THE SELLER OR ANY OF ITS AFFILIATES) ARE

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EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND IN THE AIRBUS CBT DELIVERED UNDER THIS AIRBUS CBT LICENSE, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA, AIRBUS CBT OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE AIRBUS CBT SYSTEM DELIVERED UNDER THIS AIRBUS CBT LICENSE;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AIRBUS CBT LICENSE SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 8.2, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	[*] Supplier Product Support Agreements from Suppliers of seller furnished equipment listed in the Specification and will transfer such support agreements to Buyer.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide” and include Supplier commitments as contained in the “Supplier Product Support Agreements” which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will (a) be prepared in accordance with the provisions of the applicable ATA Specification, (b) include revision service [*], and (c) be published in the English language. The Seller shall recommend that any software userguide provided by a Supplier be supplied in the form of an appendix to the Component Maintenance Manual and be provided in compliance with the applicable ATA Specification.

17.1.2.2	[*] of warranties and guarantees including Suppliers’ standard warranties. In addition, Seller will ensure that landing gear Suppliers provide service life policies for selected structural landed gear elements.

17.1.2.3	[*] of training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel.

17.1.2.4	[*] of spares data in compliance with ATA 200/2000 Specification, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5	[*] of technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall, [*] monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and shall take action together with the Buyer if the Seller becomes aware of a Supplier’s noncompliance with the goal of correcting Supplier’s noncompliance [*].

The Seller’s obligations under this Clause 17.2 shall, with respect to all Delivered Aircraft, survive any termination of this Agreement.

17.3	Supplier Part Repair Stations

The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries. As a result, most Supplier Parts are repairable in the United States and Canada. The repair stations in the network are listed in the AOG and Repair Guide.

Seller will ensure that Supplier Parts that have to be forwarded to a network repair station for repair shall be sent back to the Buyer with proper tagging as required by the FAA/EASA.

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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	[*] Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at time of ordering of the concerned BFE.

The Seller shall advise the Buyer reasonably in advance of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

The Seller shall also furnish in due time to the Buyer reasonably in advance of the dates on which BFE are required to be delivered to Seller a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Seller will use reasonable efforts to minimize any requirements for spare BFE. The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

The Buyer shall use reasonable commercial efforts to cause BFE Suppliers to provide, when requested by the Seller, at AIRBUS FRANCE S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS DEUTSCHLAND GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY), field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The Seller shall be entitled to refuse any item of BFE not selected by Buyer from the A320 Family Standard Specification & Configuration Guide in effect at the time of Buyer’s selection which Seller determines to be incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.3	The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition. At Buyer’s request, Seller will provide reasonable guidance to the Buyer regarding such customs system, so long as the same is at no out-of-pocket cost to the Seller.

Shipping Addresses:

AIRBUS FRANCE S.A.S.
316 Route de Bayonne
31300 TOULOUSE
FRANCE

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or

AIRBUS DEUTSCHLAND GmbH
Division Hamburger Flugzeugbau
Kreetslag 10
21129 HAMBURG
FEDERAL REPUBLIC OF GERMANY

as provided in Clause 18.1.

18.1.4	[*]

18.2	Aviation Authorities’ Requirements

It shall be Buyer’s responsibility if any BFE does not have adequate documentation to satisfy or does not otherwise satisfy, at the time of Delivery of the applicable Aircraft, the requirements of the Aviation Authority delivering the Export Certificate of Airworthiness or the requirements of the Buyer’s Aviation Authority for installation and use on the Aircraft. The Seller will promptly notify Buyer upon becoming aware that any BFE does not have such documentation or does not satisfy such Aviation Authority requirements. As part of the Fly Away Package process the Seller will confirm that the selected BFE suppliers are properly qualified by the applicable Aviation Authorities.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure in complying with the foregoing Clause 18.2 or in providing the descriptive information or service representatives mentioned in Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	Further, in any such event, the Seller may:

(i)	select, purchase and install equipment substantially similar [*], in which event the Final Price of the affected Aircraft shall also be adjusted by the purchase price of such equipment, and the Buyer will be responsible for the reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)	if the BFE is delayed by more than [*] days beyond, or unapproved within [*] days of, the date specified in Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment [*].

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

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18.5	Disposition of BFE Following Termination

If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, then:

(i)	in the case of a termination by Seller, [*]

(ii)	in the case of a termination by Buyer, the provisions of Clause 11.3 shall apply.

18.6	Return of BFE

BFE not installed in an Aircraft will be returned to the Buyer in accordance with, and to the location specified in, the Buyer’s instructions upon or promptly after delivery of the last Aircraft to be delivered hereunder, in as good condition as when delivered by the Buyer to the Seller. Buyer will be responsible for all such transportation costs and expenses.

18.7	Survival Clause of 18.4 and 18.5

Clauses 18.4 and 18.5 of this Agreement shall survive any termination of this Agreement.

18.8	SFE and BFE are defined in the Standard Specification as updated from time to time.

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19	INDEMNITIES AND INSURANCE

The Seller and the Buyer shall each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller shall, except in the case of gross negligence or willful misconduct of the Buyer or Buyer’s directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the directors, officers, agents or employees of the Seller or its Subsidiaries, or loss of, or damage to, property of the Seller or its Subsidiaries or their respective employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the inspection provided in Clause 6 or the Technical Acceptance Flights provided in Clause 8.

19.2	Buyer’s Indemnities

The Buyer shall, except in the case of gross negligence or willful misconduct of the Seller or Seller’s directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Seller, its Affiliates, its subcontractors (not including any Supplier), and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)	claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees of the Buyer or its Subsidiaries, or loss of, or damage to, property of the Buyer or its Subsidiaries or their respective employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives Services under Clause 15.2 or (ii) the provision of Aircraft Training Services to the Buyer where the injury, death, loss or damage has been caused directly or indirectly by the Buyer.

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19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Clause 19 Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Clause 19 Indemnitor”), the Clause 19 Indemnitee shall promptly give notice to the Clause 19 Indemnitor and the Clause 19 Indemnitor (unless otherwise requested by the Clause 19 Indemnitee) shall assume and conduct the defense, or settlement, of such claim or suit, as the Clause 19 Indemnitor shall deem prudent. Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Clause 19 Indemnitee and shall be followed by such cooperation by the Clause 19 Indemnitee as the Clause 19 Indemnitor or its counsel may reasonably request, at the expense of the Clause 19 Indemnitor.

If the Clause 19 Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Clause 19 Indemnitee shall have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and shall have a claim against the Clause 19 Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Clause 19 Indemnitor shall be deemed to have waived any objection or defense to the Clause 19 Indemnitee’s claim based on the reasonableness of any settlement.

19.4	Insurance

To the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer shall:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible shall be borne by the Buyer. The Buyer shall furnish to the Seller, not less than seven (7) Business Days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

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(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

19.5	Survivability

The provisions of this Clause19 will survive termination of this Agreement but only with respect to acts occurring prior to such termination.

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20	TERMINATION

20.1	Termination Events

Each of the following shall constitute a “Termination Event”:

(1)	The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [*] days, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer or any of its Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [*] days.

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1. (1), (2) or (3).

(5)	The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or shall admits in writing its inability to, pay its debts as they become due.

(6)	The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)	The Buyer or any of its Affiliates fails to make payment of (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, or (iii) payment of all or part of the Final Contract Price of any Aircraft required to be made under this Agreement.

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(10)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured and such breach or default is not cured within any specified cure period, [*].

(11)	Any other event that the parties shall agree in writing constitutes Termination Event hereunder.

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20.2	If a Termination Event occurs, the Buyer shall be in material breach of this Agreement, and the Seller shall have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyer, immediately:

(1)	Elect to: (i) suspend its performance under this Agreement with respect to any or all Aircraft, (ii) reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement, (iii) reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items, and/or (iv) cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto;

(2)	claim and receive payment from the Buyer of a sum equal to the Seller’s actual damages resulting from Seller’s exercise of the remedies set forth in the foregoing 20.2 (1) (i), (ii) or (iii) and, in the case of a Termination under the foregoing 20.2 (iv) only, the Seller shall in lieu of actual damage be entitled to receive payment from the Buyer, as liquidated damages and not as a penalty[*].

(3)	Liquidated damages shall be payable by Buyer promptly, and in any event within [*] days of the date of written notice and demand therefor from the Seller, such demand to set forth in reasonable detail the calculation of such liquidated damages and to identify the Termination Event upon which the Seller is relying. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of the Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clause 20.1(1) thru (4). The parties further agree that in circumstances where a Termination Event has occurred and the Seller does not cancel this Agreement as to any or all Aircraft, but instead seeks to recover its actual damages resulting therefrom, the amount of actual damages payable by the Buyer shall not exceed the amount of liquidated damages that could have been claimed by Seller pursuant to Clause 20.2 (2) had the Seller elected to claim, as a result of such Termination Event, liquidated damages pursuant to Clause 20.2 (2).

(4)	The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller shall be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by the Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft.

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20.3	For purposes of this Clause 20, the terms “Affected Aircraft”, “Applicable Date” and [*] are defined as follows:

(i)	“Affected Aircraft”: any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 20. 2 (1) (iv),

(ii)	“Applicable Date”: for any Affected Aircraft the date of the Termination Event, which the Seller specifies in its notice and demand for payment of liquidated damages delivered under Clause 20.2 (3).

(iii)	[*]

20.4.	[*] becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer shall notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller shall not prejudice the Seller’s rights or remedies hereunder.

20.5	If at any time prior to Scheduled Delivery Date of an Aircraft, the Seller has reasonable grounds for insecurity as to the ability of the Buyer to perform its obligation to take Delivery of such Aircraft, then the Seller shall send the Buyer a written demand for adequate assurance of performance. If adequate assurance acceptable to the Seller is not received within [*] days following the date of such written demand, then the Seller shall have the right to either (a) exercise the remedies provided under Section 2-609 of the Uniform Commercial Code or (b) exercise any of its remedies under Clause 20.2.

20.6	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer shall furnish or cause to be furnished to the Seller the following:

(a)	Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as defined hereunder, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion shall not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

(b)

Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related

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consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which shall be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

(c)	Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(d)	Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliates thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

(e)	Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Affiliates, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 20, (x) an “Authorized Officer” of the Buyer shall mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” shall mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

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21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided [*], neither party may sell, assign or transfer its rights or obligations (in whole or in part) under this Agreement to any person without the prior written consent of the other party.

21.2	Assignments on Sale, Merger or Consolidation

21.2.1	Assignment by the Buyer

The Buyer will be entitled to assign its rights under this Agreement at any time to an entity that results from any merger, consolidation, or acquisition of the Buyer or acquires substantially all the assets of the Buyer if the following conditions are met:

(i)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations and comply with all applicable terms and conditions under this Agreement;

(ii)	at the time and immediately following the consummation of the merger, consolidation or sale, there exists with respect to the surviving or acquiring entity no basis for a Termination Event or a termination event;

(iii)	immediately following the consummation of such sale, merger or consolidation, the surviving or acquiring entity holds an Operating Certificate or Operations Specifications issued by the FAA;

(iv)	the surviving entity intends to operate the Buyer’s assets for the purpose of providing passenger air transport; and

(v)	following the sale, merger or consolidation, the surviving or acquiring entity is in a financial condition at least equal to that of the Buyer immediately prior to the closing of the sale, merger or consolidation.

21.2.2	Assignment by the Seller

The Seller will be entitled to assign its rights under this Agreement at any time to an entity that results from any merger, consolidation, or acquisition of the Seller or acquires substantially all the assets of the Seller provided the following conditions are met:

(i)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Buyer, agreeing to assume all of the Seller’s obligations and comply with all applicable terms and conditions under this Agreement;

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(ii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iii)	[*]

(iv)	following the sale, merger or consolidation, the surviving or acquiring entity is in a financial condition at least equal to that of the Seller immediately prior to the closing of the sale, merger or consolidation.

21.3	Assignments to Subsidiaries

21.3.1	The Seller may assign its rights and obligations under this agreement to a wholly owned Subsidiary of the Seller, provided, that

(v)	such assignment will be effective in accordance with its terms as to each such Aircraft or other thing to be delivered under this Agreement, and

(vi)	if the Seller assigns its rights and obligations under this Agreement (or assigns title) to such Subsidiary,

(a)	such Subsidiary will perform such obligations and sell and deliver the Aircraft or other thing to the Buyer pursuant and subject to all the terms and conditions of this Agreement and

(b)	the Seller will remain fully liable to Buyer to perform all such obligations under this Agreement, as if the assignment had not been effected and will remain fully responsible to the Buyer in accordance with the terms of this Agreement for all obligations and liabilities of the Seller with respect to the Aircraft or other things to be delivered hereunder.

21.3.2	[*]

21.4	[*]

21.5	Post-Delivery Sale or Lease

The Seller agrees that, upon the post-Delivery sale or lease of an Aircraft (including a sale or lease for financing purposes) all of the Buyer’s rights and obligations remaining at the time of such sale or lease under Clauses 12, 13, and 17 of this Agreement and this Clause 21.5 with respect to the affected Aircraft will inure to the benefit of the transferee upon delivery to the Seller of notice of such sale or lease and written agreement by the transferee, in form and substance satisfactory to the Seller, to be bound by the terms thereof.

21.6	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of ANACS or any Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

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21.7	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor’s carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, will be binding upon the Buyer. The Seller will ensure that the Successor agrees in writing in a form enforceable by the Buyer to be bound by and comply with all applicable terms, conditions and limitations of this Agreement to the same extent as if the successor had been the Seller originally under this Agreement.

21.8	No Increase in Liability

No action taken under this Clause 21 by either party or by an assignee of either party to whom rights under this Agreement inure pursuant to this Clause 21 will subject the other party to any liability to which it would not otherwise be subject under this Agreement, or modify in any way the other party’s contract rights under this Agreement. Neither party will be obliged to recognize any assignment or transfer for which its consent is required but to which it has not consented. Any attempted assignment in violation of the provisions of this agreement will be null and void.

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22	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS

Attn. To V. P. Contracts

1 Rond-Point Maurice Bellonte

31707 Blagnac Cedex

France

Buyer’s address for notices is:

Aerovías del Continente Americano S.A. – Avianca

Attn. To Secretary General

Avenida El Dorado No. 92-30 Piso 5to – Torre 1

Bogotá – Colombia

or such other address or such other person as the party receiving the notice or request may reasonably designate in writing from time to time.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement except to the extent provided in such express waiver.

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22.4	INTERPRETATION AND LAW

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, and of the United States District Court for the Southern District of New York, located in the borough of Manhattan for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

22.4.1	The appointment in Clause 22.4.1 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.4.2	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.4 may be made (i) on the Seller by (a) delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to: CT Corporation, 111 Eighth Avenue, New York, New York 10011, as agent for the Seller, it being agreed that service upon CT Corporation shall constitute valid service upon the Seller or (b) any other method authorized by the laws of the State of New York, and (ii) on the Buyer by (a) delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: CT Corporation, 111 Eighth Avenue, New York, New York 10011, as agent for the Buyer, it being agreed that service upon CT Corporation shall constitute valid service upon the Buyer, with a copy to Howard Turner, Smith, Gambrell & Russell, LLP, Suite 3100, Promenade II, 1230 Peachtree St., NE, Atlanta, GA 30309-3592, or (b) any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy shall not affect the validity or effectiveness of the service of process.

22.5	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.6	No Representations outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein shall be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.7	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

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THE BUYER AND THE SELLER HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.8	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.9	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorized representatives.

22.10	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.11	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

22.12	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, consultants, advisors and legal counsel) shall maintain the terms and conditions of this Agreement and any reports, information or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing and other concessions and any data furnished under Clause 22.1 (the “Confidential Information”). Without limiting the generality of the foregoing, the Buyer and Seller will each use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made with any governmental agency and shall make such applications as shall be necessary to protect the confidentiality of the Confidential Information. With respect to any public disclosure or filing by the Buyer (including any filing by Buyer with the US Securities and Exchange Commission or any similar body in connection with registration and/or offering of the Buyer’s securities), the disclosing party agrees to submit to the other party a copy of the proposed document to be filed or disclosed and shall give the Seller a reasonable period of time (at least five (5) Business Days) in which to review and comment on said document and any redactions thereof. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing of this Agreement permitted hereunder or the terms and conditions hereof as well as any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future amendment hereof.

The provisions of this Clause 22.12 shall survive any termination of this Agreement.

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IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

Aerovias del Continente		AIRBUS S.A.S.
Americano S.A. Avianca

By:	/s/ Juan Carlos Sarabia	By:	/s/ Christophe Mourey
Its:	Attorney In Fact	Its:	Senior Vice President Contacts

Date:		Date:

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EXHIBIT A

SPECIFICATION

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A319 CONFIGURATION SPECIFICATION

*[Twelve pages have been omitted in accordance with a request for confidential treatment]

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EXHIBIT B

FORM OF

SPECIFICATION CHANGE NOTICE

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SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title:

Description

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s) :

Price per aircraft

US DOLLARS :

AT DELIVERY CONDITIONS :

This change will be effective on	AIRCRAFT N°	and subsequent.

Provided approval is received by

Buyer approval	Seller approval

By :	By :

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Specification repercussion :

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows :

EXHIBIT C

PART 1 AIRFRAME PRICE REVISION FORMULA

*[Three pages have been omitted in accordance with a request for confidential treatment.]

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Exhibit C – Page 1/3

PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA CFM INTERNATIONAL

*[Four pages have been omitted in accordance with a request for confidential treatment.]

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Exhibit C – Page 1/4

PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA INTERNATIONAL AERO ENGINES

*[Four pages have been omitted in accordance with a request for confidential treatment.]

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EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the A[     ] purchase agreement dated [             ] and made between Aerovias del Continente Americano S.A. Avianca (“Avianca”), and AIRBUS S.A.S., (together with the Exhibits and Appendices attached thereto and any letter agreement entered into in connection therewith, collectively the “Purchase Agreement”), the acceptance tests relating to the A[     ] aircraft, Manufacturer’s Serial Number: [             ], Registration Marks: [             ] (the “Aircraft”), have taken place at Blagnac or Hamburg Works on the [ ] day of [             ] at              a.m./p.m. local time.

In view of said tests having been carried out with satisfactory results, Avianca hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft at the place set forth herein above.

Said acceptance does not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby waived.

This Certificate of Acceptance is delivered and the Aircraft accepted on this [     ] day of [       ] at             a.m./p.m local time.

Aerovias del Continente

Americano S.A. Avianca

By:

Its:

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EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S. (the “Seller”), “société par actions simplifiée” existing under French law and whose address is 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE, is, this      day of             ,             , the owner of the full legal and beneficial title to the following airframe (the “Airframe”), the engines as specified (the “Engines”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	ENGINES:

AIRBUS Model A3[ ]	[EM’s name] Model [ ]

MANUFACTURER’S SERIAL NUMBER: [ ]	ENGINE SERIAL NUMBERS:
LH: [ ]
RH: [ ]

REGISTRATION MARKS: [            ]

The Airframe, Engines and Parts are hereafter together referred to as the Aircraft (the “Aircraft”).

The Seller confirms that it did this [    ] day of [            ] sell, transfer and deliver all of its above described rights, title and interest to the Aircraft to the following company and to its successors and assigns forever, said Aircraft to be the property thereof:

[Name of Buyer]

The Seller hereby warrants to the Buyer and its successors and assigns that Seller has on the date hereof good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of the state of New York, U.S.A.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this              day of [                ]

AIRBUS S.A.S.

By:

Title:

Signature:

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Exhibit C – Page 1/1

EXHIBIT F

EXHIBIT F

SERVICE LIFE POLICY

ITEMS OF PRIMARY STRUCTURE

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SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

*[Three pages have been ommitted in accordance with a request for confidential treatment.]

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EXHIBIT G

EXHIBIT G

TECHNICAL DATA INDEX

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TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance (Revision 2005).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available :

•	ON-LINE (ON) through the relevant service on Airbus|World,

and / or

•	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

•	SGML—Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

•	XML—Evolution of the SGML format to cope with WEB technology requirements.

•	PDF (PDF)—Portable Document Format allowing data consultation.

•

Advanced Consultation Tool— refers to Technical Data Consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

•	P1 / P2—refers to manuals printed on one side or both sides of the sheet.

•	CD-P— refers to CD-Rom including Portable Document Format (PDF) Data.

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TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the Delivery Date of each Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

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*[Thirteen pages have been omitted in accordance with a request for confidential treatment.]

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EXHIBIT H

EXHIBIT “ H ”

MATERIAL

SUPPLY AND SERVICES

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Exhibit H – Page 1

1.	GENERAL

1.1	Scope of Material Support

1.1.1	This Exhibit “H” defines the terms and conditions for the support services to be offered by the Seller to the Buyer in the following areas:

•	Initial provisioning data and Material,

•	Replenishment of Material,

•	Lease of certain Seller Parts,

•	Loan of Ground Support Equipment and Specific (To Type) Tools,

•	Repair of certain Seller Parts,

1.1.2	References made to Articles shall refer to articles of this Exhibit “H” unless otherwise specified.

1.1.3	Notwithstanding the definition set forth in Clause 12.3.1 of the Agreement and for the exclusive purpose of this Exhibit “H”, the term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 hereunder (each a “Supplier Part”). Subject to the preceding sentence, capitalized terms used and not defined herein have the meanings given in the Agreement.

1.2	Material Categories

1.2.1	Material covered by this Exhibit “H” is classified into the following categories (hereinafter individually and collectively referred to as “Material”):

(i)	Seller Parts (Seller’s proprietary Material bearing a part number of the Seller or Material for which the Seller has the exclusive manufacturing rights);

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (in accordance with SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (in accordance with SPEC 2000);

(iv)	Ground Support Equipment and Specific (To Type) Tools;

(v)	Hardware and standard material, when provided as a package;

(vi)	Consumables and raw material, when provided as a package.

All of the parts, materials, hardware, consumables and other items recommended by the Seller for purchase by the Buyer as part of the Initial Provisioning shall fall within one of the categories under the definition of Material.

It is expressly understood that Seller Parts shall not include parts manufactured pursuant to a parts manufacturing authority.

Material covered under Articles 1.2.1 (v) and 1.2.1 (vi) is available only when supplied as a package as part of the initial provisioning of Material.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts that are not Seller Parts, are not covered under this Exhibit “H” and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer and/or, if any such item is provided by a Supplier and not the Propulsion System Manufacturer, the support shall be as described in Clause 17.

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Exhibit H – Page 2

1.3	Term

[*]

The Seller shall use its reasonable efforts to obtain buy back and other similar type of service to that being provided under this Exhibit from all Suppliers of parts which are originally installed on any Aircraft at Delivery.

1.4	Airbus Spares Support and Services

1.4.1	The Seller has established its spares headquarters in Hamburg, Germany (the “Airbus Spares Center”) as well as a US store known as the ANACS Spares Center located in the United States of America (“ANACS Spares Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts.

1.4.2	The Airbus Spares Center and the ANACS Spares Center are operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3	For efficient and rapid deliveries, the Seller and its Affiliates operate a global network of regional satellite stores (“Regional Satellite Stores”), a list of which will be communicated to the Buyer.

The Seller reserves the right to effect deliveries from the Airbus Spares Center, from the ANACS Spares Center, from any of the Regional Satellite Stores or from any other production or Suppliers’ facilities. Seller will endeavour to deliver from the location that will have the shortest delivery time.

1.4.4	Purchase by the Buyer of spare parts from the Seller’s designee, Airbus North America Customer Services, shall be subject to the signature of a Materials Agreement between the Buyer and ANACS, a copy of which is attached hereto as Attachment 1 to this Exhibit H.

1.5	Customer Order Desk

The Seller has set up a dedicated material support team, the main functions of which are:

•	Management of order entries for all priorities, including AOG;

•	Management of order changes and cancellations;

•	Administration of Buyer’s routing and shipping instructions;

•	Administration of Material returns;

•	Clarification of delivery discrepancies;

•	Issuance of credit and debit Notes.

The Buyer may communicate with the Customer Order Desk by means of telephone, fax, SITA message, SPEC 2000, e-mail or via the Internet.

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Exhibit H – Page 3

1.6	Customer Spares Support Representative

The Seller shall assign one (1) customer spares support representative based at the Airbus Spares Center or ANACS Spares Center, as applicable, to assist with, and coordinate, spares support matters between the Seller and the Buyer after signature of the Agreement for as long as one Aircraft covered under the Agreement is operated by the Buyer.

1.7	Agreements of the Buyer

1.7.1	The Buyer agrees to purchase from the Seller, the Seller’s designee ANACS Spares Center or it’s the Seller’s licensee(s) (“Licensees”) the Seller Parts required for the Buyer’s own needs during the Term, provided that the provisions of this Article 1.7 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other operators of the same aircraft type or model or from purchasing Seller Parts from said operators or from distributors or from other available sources, provided said Seller Parts have been originally designed by the Seller and manufactured by the Seller or its Licensee(s).

Notwithstanding anything to the contrary in this Exhibit H, (i) Buyer shall not be precluded from purchasing any part, material, consumable, hardware or other item manufactured by any manufacturer not licensed by Seller, (ii) Seller shall not have any liability in respect of any such part, material, consumable, hardware or other item and (iii) the limitation on liability and indemnity set forth in Article 1.7.3 shall apply thereto to the same extent as if Buyer had manufactured the same.

1.7.2	The Buyer may manufacture, or have manufactured, for its own use and without paying any license fee to the Seller, parts equivalent to Seller Parts only:

1.7.2.1	after expiration of the Term, if at such time the Seller Parts are out of stock,

1.7.2.2	at any time, to the extent that Seller Parts are needed to perform aircraft on ground (“AOG”) repairs upon any Aircraft and are not available from the Seller, its Licensees or other approved sources within a lead time shorter than or equal to the time in which the Buyer can manufacture or have manufactured such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.7.2.3	in the event that the Seller fails to fulfil its obligations with respect to any Seller Parts pursuant to Clause 1.2 within a reasonable time after written notice thereof from the Buyer,

1.7.2.4	in those instances when a Seller Part is identified as “Local Manufacture” in the Illustrated Parts Catalog (IPC).

1.7.3	The rights granted to the Buyer in Article 1.7.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to the payment of any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.7.4	Furthermore, in the event of the Buyer manufacturing or having manufactured any parts, subject to the conditions of Article 1.7.2, such manufacturing and any use made of the manufactured parts shall be under the sole liability of the Buyer and the consent given by the Seller shall not be construed as express or implicit approval howsoever either of the Buyer or of the manufactured parts.

It shall further be the Buyer’s sole responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

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Exhibit H – Page 4

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY MANUFACTURING OR MATERIALS DEFECT OR ANY DESIGN DEFECT (TO THE EXTENT ANY PART WAS NOT MANUFACTURED STRICTLY IN ACCORDANCE WITH THE DETAILED DESIGN OF SELLER OR ITS AFFILIATES) OR NONCONFORMITY, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER, OR CAUSED TO BE UNDERTAKEN BY THE BUYER, UNDER ARTICLE 1.7.2, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

1.7.5	The Buyer shall allocate, or cause to be allocated, its own part number to any part manufactured, or caused to be manufactured, in accordance with Article 1.7.2 above. The Buyer shall under no circumstances be allowed to use, or cause to be used, the Airbus part number of the Seller Part to which such manufactured part is equivalent.

1.7.6	Notwithstanding any right provided to the Buyer under Article 1.7.2, the Buyer shall not be entitled to sell or loan any part manufactured under the provisions of Article 1.7.2 to any third party except to any Subsidiary or Affiliate of the Buyer.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 5

2.	INITIAL PROVISIONING AND REPLENISHMENT

2.1	Initial Provisioning

2.1.1	Period

The Initial Provisioning Period is defined as the period up to and expiring on the ninetieth (90th) day after Delivery of the last Aircraft firmly ordered under the Agreement.

2.1.2	Pre-Provisioning Meeting

2.1.2.1	The Seller shall organize a pre-provisioning meeting (“Pre-Provisioning Meeting”) at the ANACS Spares Center or any other location as may be mutually agreed, for the purpose of defining an acceptable schedule and working procedure to accomplish the initial provisioning (hereinafter “Initial Provisioning”) of Material (the “Initial Provisioning Material”).

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning process, methods and formulae of calculation and documentation.

2.1.2.2	The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference referred to in Article 2.1.3 below.

2.1.3	Initial Provisioning Conference

The Seller shall organize an Initial Provisioning conference (“Initial Provisioning Conference”) at the ANACS Spares Center or any other location as may be mutually agreed.

At the request of the Buyer, the Seller shall invite major Suppliers, as mutually agreed upon during the Pre-Provisioning Meeting, to participate in the conference.

Such conference shall take place at the earliest [*] after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Contractual Definition Freeze, whichever occurs last.

2.1.4	Initial Provisioning Data

2.1.4.1	Initial Provisioning data elements generally in accordance with SPEC 2000, Chapter 1, (“Initial Provisioning Data”) for Material defined in Articles 1.2.1 (i) thru 1.2.1 (iii) shall be supplied by the Seller to the Buyer in English language, in a form, format and timeframe to be mutually agreed upon during the Pre-Provisioning Meeting.

The Seller shall have obtained from Suppliers agreements to prepare and issue for their own products such Initial Provisioning Data as provided above.

2.1.4.1.1	The Initial Provisioning Data shall be revised [*], up to the end of the Initial Provisioning Period.

2.1.4.1.2	The Seller shall ensure that Initial Provisioning Data is provided to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Material.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 6

2.1.4.1.3	Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the configuration of the Aircraft as documented [*] before the date of issue.

This provision shall not cover:

•	Buyer modifications not known to the Seller,

•	other modifications not approved by the Seller’s Aviation Authority.

2.1.4.2	Supplier-Supplied Data

Initial Provisioning Data corresponding to Supplier Parts (both initial issue and revisions) shall be transmitted to the Buyer through the Seller and/or the corresponding Supplier, it is however agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy and quality of such data.

2.1.4.3	Supplementary Data

The Seller shall provide the Buyer with supplementary data to the Initial Provisioning Data. This shall include Local Manufacture Tables (X-File), Ground Support Equipment, Specific-to-type Tools (W-File) and a Pool Item Candidate List (Y-File).

2.1.4.4	In preparation for the Initial Spares Provisioning, Seller will provide a customized Recommended Spare Parts List taking into consideration (i) fleet size including anticipated leased aircraft, Buyer’s desired protection level and other Initial Provisioning parameters of the Buyer, and (ii) fleet size including anticipated leased aircraft, with a protection level of [*] and a maximum transit time of thirty (30) days and other Initial Provisioning parameters of the Buyer, in each case to be available eight (8) weeks after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Contractual Definition Freeze. The Recommended Spare Parts List referenced in 2.1.4.4 (ii) above shall only address the Initial Provisioning Data and will be the items and quantities serving as the basis for Seller’s Buy Back commitment under, and subject to the terms and conditions of, Clause 2.1.8.2. Three (3) months prior to delivery of any leased aircraft, the Seller will provide provisioning data to the Buyer based on information and data available to the Seller at that time.

2.1.5	Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Material as defined in Articles 1.2.1 (i) thru 1.2.1 (vi) mutually agreed as being Initial Provisioning Material.

2.1.6	Delivery of Initial Provisioning Material

2.1.6.1	During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Initial Provisioning Material is intended and to the Initial Provisioning Data transmitted by the Seller.

2.1.6.2	Provided such orders are received by the Seller in accordance with the leadtime published in the applicable Spare Parts Price Catalog, the Seller shall use commercially reasonable efforts to deliver Initial Provisioning Material as per Article 1.2.1 (i) of this Exhibit “H” against the Buyer’s orders and according to the following schedule:

(a)	at least [*] of the ordered quantity of each item for which the Buyer has placed Initial Provisioning orders for Material defined in Article 1.2.1 (i) above [*] before Delivery of the first Aircraft;

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 7

(b)	[*] of the ordered quantity of each item for which the Buyer has placed Initial Provisioning orders for Material, as defined in Article 1.2.1 (i) above, three (3) months after Delivery of the first Aircraft. If said [*] cannot be accomplished, the Seller shall endeavor to have such items available at its facilities for immediate supply, in case of an AOG.

2.1.6.3	The Buyer may cancel or modify Initial Provisioning orders placed with the Seller, with no cancellation charge, provided such modification or cancellation occurs no later than the published lead-time before the scheduled delivery of said Material. If such cancellation or modification (resulting on a decrease of the order size) occurs within the published leadtime of any Materials Seller may charge a fee for such cancelled Material to cover Seller’s cost in connection with such cancellation.

The cancellation fee payable by Buyer in connection with the cancellation or modification of Inintial Provisioning orders placed with the Seller shall be agreed by the parties in the Commercial Offer as per 2.1.5.

2.1.6.4	The delivery of Material described in Articles 1.2.1 (ii) thru (vi) shall take place as set forth in Article 2.2 hereof.

2.1.7	Initial Provisioning Data for Exercised Options

If the Seller has granted the Buyer the right to purchase option aircraft under the Agreement, any aircraft for which the Buyer exercises its option right shall be included into the next revision of the Initial Provisioning Data, provided that four (4) weeks preparation time has elapsed between the execution of the option exercise documentation and the production of the revision. If the execution date does not provide for four (4) weeks preparation time, the exercised option Aircraft shall be included in the following revision.

2.1.8	Buy-Back

2.1.8.1	Buy-Back of Obsolete Parts

The Seller agrees to buy back unused Seller Parts as per Article 1.2.1 (i) (“Buy Back”) which become obsolete prior to the end of Buy-Back Period as a result of mandatory modifications required by the Buyer’s or Seller’s Aviation Authorities, subject to the following:

a)	The Seller Parts involved shall be those, which the Buyer is directed by the Seller to scrap or dispose because they cannot be reworked, modified or repaired to satisfy the revised standard;

b)	The Seller shall pay to the Buyer, by means of credit for the purchase of Goods and Services, the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller’s liability in this respect does not extend to quantities in excess of the Seller’s Initial Provisioning recommendation.

c)	The Seller shall use its reasonable efforts to obtain for the Buyer the same buy back protection from Suppliers for Supplier Parts.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 8

2.1.8.2	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

a)	The Buy-Back Period is defined as the period starting [*] after Delivery of the first Aircraft to the Buyer

b)	At any time during the Buy-Back Period, the Buyer shall have the right to return to the Seller any Seller Parts as per Article 1.2.1 (i) or Supplier Parts as per Article 1.2.1 (ii) or (iii) (together, the “Buy Back Material”), subject to the conditions defined hereunder.

c)	A part as set forth in Article b) above shall be eligible for Buy-Back if:

i)	The Buy Back Material is unused and undamaged and is accompanied by the Seller’s original documentation (tag, certificates);

ii)	The Seller originally provided the Buyer with a recommendation to purchase the Buy Back Material as part of the Initial Provisioning as provided in Article 2.1.4.4 (ii) which is based upon a maximum protection level of [*]

iii)	The Buy Back Material was purchased for Initial Provisioning purposes by the Buyer directly from the Seller;

iv)	The Buy Back Material is returned to the Seller by the Buyer so the Buy Back Material has been received by the Seller before the end of the Buy-Back Period.

d)	If any Buy Back Material satisfies the requirement for Buy-Back, the Seller shall pay to the Buyer by means of a credit for the purchase of Goods and Services or by application to reduce the amount owed by Buyer under its Spares accounts with Seller or ANACS, the amount paid by the Buyer for such Buy Back Material.

e)	In the event of the Buyer electing to procure Material in excess of the Seller’s recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Article. The Seller’s acknowledgement and agreement in writing shall be necessary before any Material in excess of the Seller’s Initial Provisioning recommendation shall be subject to Buy-Back.

f)	Transportation costs for the agreed return of Material under this Article 2.1.8.2 shall be borne by the Seller, provided that the Buyer shall use its reasonable efforts to minimize the cost of transportation.

2.1.8.3	Handling charge cap for Initial Provisioning package:

The Seller warrants that, should the Buyer purchase from the Seller Material having a value equal to at least [*] of the total value of the recommended Initial Provisioning of Material identified in Paragraphs 1.2.1 (ii) through 1.2.1 (iv) above (or such other percentage as the parties shall agree), the average handling charge on the total package will not exceed [*] This average handling charge will be increased to [*] in the event that all orders have not been placed [*] prior to delivery of the first Aircraft. Seller agrees not to charge any handling charges for Seller Parts purchased as part of the Initial Provisioning Material.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 9

2.2	REPLENISHMENT AND DELIVERY

2.2.1	General

For the purpose of clarification, it is expressly stated that the provisions of Article 2.2.2 do not apply to Initial Provisioning Data and Material as described in Article 2.1. Delivery conditions shall be as set forth in Article 4.1.1.

2.2.2	Lead times

In general, lead times shall be in accordance with the provisions of the latest edition of the “World Airlines and Suppliers’ Guide”.

2.2.2.1	Seller Parts as per Article 1.2.1 (i) listed in the applicable Spare Parts Price Catalog or on Airbus|Spares can be dispatched within the lead times published in the aforementioned Spare Parts Price Catalog.

Lead times for Seller Parts as per Article 1.2.1 (i), which are not published in the Spare Parts Price Catalog or on Airbus|Spares, shall be quoted upon request.

2.2.2.2	Material defined in Articles 1.2.1 (ii) thru 1.2.1 (vi) can be dispatched within the Supplier’s lead time augmented by the Seller’s own order and delivery administration time.

2.2.2.3	Expedite Service

The Seller shall provide a twenty-four (24) hours a day / seven (7) days a week expedite service to provide for the supply of critically required parts (the “Expedite Service”).

2.2.2.3.1	The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide” and the Seller shall take action (and notify the Buyer of the same) to satisfy an expedite order received from the Buyer within:

•	four (4) hours after receipt of an AOG (Aircraft On Ground) Order,

•	twenty-four (24) hours after receipt of a Critical Order (imminent AOG or work stoppage),

•	seven (7) days after receipt of an Expedite Order (urgent stock replenishment).

2.2.2.3.2	The Seller shall deliver Material requested by the Buyer by telephone on an AOG basis only if such request is confirmed by a subsequent order in writing from the Buyer by the end of the next Business Day.

2.2.3	Delivery Status

The Seller shall make available to the Buyer on the Airbus|Spares a “Delivery Status Report”.

2.2.4	Shortages, Overshipments, Non-Conformity in Orders

2.2.4.1	The Buyer shall, within thirty (30) days after receipt of Material at Buyer’s facilities pursuant to a purchase order, advise the Seller:

a)	of any alleged shortages or overshipments,

b)	of any non-conformities of delivered Material.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 10

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformity within the above-defined period, the Buyer shall be deemed to have accepted the delivery.

2.2.4.2	In the event of the Buyer reporting shortage overshipments or non-conformity to the specification and/or the purchase order within the period defined in Article 2.2.4.1 the Seller shall, upon verification, (i) at Buyer’s election either ship the Material constituting the shortage or credit Buyer for such undelivered Material, or (ii) replace the non conforming Material or credit the Buyer for the returned Material, if the Buyer chooses to return the Material subject of an overshipment or non-conformity. In such case, transportation costs shall be borne by the Seller.

The Buyer shall endeavor to minimize such transportation costs.

2.2.5	Packaging

All Material shall be packaged in accordance with ATA 300 Specification and shall comply with all environmental customs regulations applicable to the Buyer.

2.2.6	Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Articles 4.2 thru 4.4.

2.2.7	Material Consumption Data

The Buyer shall use its reasonable efforts to provide periodically to the Seller a quantitative list of the Material used for maintenance and overhaul of the Aircraft. Such list shall cover Material used for both scheduled and unscheduled maintenance. The format and frequency of this list shall be as mutually agreed between the Seller and the Buyer during the Initial Provisioning Conference.

2.3	Warranties

2.3.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as per Article 1.2.1 (i) shall at delivery to the Buyer:

(i)	be free from defects in material,

(ii)	be free from defects in workmanship, including without limitation processes of manufacture,

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

2.3.2	Warranty Period

2.3.2.1	The warranty period for Seller Parts is [*] for new Seller Parts and [*] for used Seller Parts from delivery of such parts to the Buyer.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 11

2.3.2.2	Whenever any Seller Part, which contains a defect for which the Seller is liable under Clause 2.3, has been corrected, replaced or repaired pursuant to the terms of this Clause 2.3, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, whichever the case may be, shall be the remaining portion of the original warranty [*], whichever is longer.

2.3.3	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Article 2.3 are limited to the repair, replacement or correction, at the Seller’s expense and option, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Seller Part.

The provisions of Clauses 12.1.5 thru 12.1.11 of the Agreement shall apply to this Article 2.3 of this Exhibit “H”.

2.3.4	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer any warranties, which the Seller may have obtained from the corresponding Suppliers.

2.3.5	EXCLUSIVITY OF WARRANTIES

THIS ARTICLE 2.3 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS EXHIBIT H.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 2.3 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN SELLER PART SUPPLIED UNDER THIS EXHIBIT H. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY MATERIAL OR SERVICE DELIVERED BY THE SELLER UNDER THIS EXHIBIT H, INCLUDING BUT NOT LIMITED TO:

(8)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(9)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 12

(10)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(11)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(12)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(13)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(14)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(e)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR PART PROVIDED UNDER THE AGREEMENT DUE TO A DEFECT, NON CONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(f)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, OR PART PROVIDED UNDER THE AGREEMENT DUE TO A DEFECT, NON CONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(g)	LOSS OF PROFITS AND/OR REVENUES;

(h)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS EXHIBIT H SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 2.3 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS EXHIBIT H SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS ARTICLE 2.3.5, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUPPLIERS.

2.3.6	Duplicate Remedies

The remedies provided to the Buyer under this Article 2.3 as to any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 2.3 for any such particular defect for which remedies are provided under this Article 2.3; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Article 2.3 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Article 2.3, and the Buyer shall not have any right to require specific performance by the Seller.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 13

2.3.7	Negotiated Agreement

The Buyer and Seller agree that this Article 2.3 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in this Article 2.3.

3.	OTHER MATERIAL SUPPORT

3.1	Seller Parts Leasing

3.1.1	General

The Seller offers the Buyer the option to lease Seller Parts as listed in Appendix A to this Exhibit “H” (hereinafter collectively “Leased Parts” or individually a “Leased Part”).

For the purposes of this Article 3.1, the term “Lessor” refers to the Seller and the term “Lessee” refers to the Buyer.

3.1.1.1	The terms and conditions of the lease of Leased Parts as set forth in this Article 3.1 shall be supplemented by the conditions as published annually by the Lessor in the “Airbus Proprietary Parts Repair Guide”.

3.1.1.2	The Lessor shall provide the Lessee with copies of the current version of such Airbus Proprietary Parts Repair Guide on an annual basis.

3.1.1.3	The terms and conditions set out in said document shall prevail over all other terms and conditions appearing on any order form or other document pertaining to Leased Parts, with the exception of this Article 3.1, which, for the avoidance of doubt, shall prevail in the event of any inconsistency between this Article and the Airbus Proprietary Parts Repair Guide.

3.1.1.4	Additional Seller Parts not listed in Appendix A to this Exhibit “H” may be available for lease by the Lessor to the Lessee under terms and conditions as described in the latest version of the Airbus Proprietary Parts Repair Guide.

3.1.1.5	Capitalized terms used in this Article 3.1 and not otherwise defined in this Exhibit “H” shall have the meanings assigned thereto in the Airbus Proprietary Parts Repair Guide.

3.1.2	Title

Title to each Leased Part shall remain with the Lessor at all times unless the Lessee exercises its option to purchase, in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the purchased Leased Part. The terms and conditions of the purchasing of said Leased Parts shall be as published by the Lessor in the then current version of the Airbus Proprietary Parts Repair Guide .

3.1.3	Warranties

3.1.3.1	The Lessor warrants that each Leased Part shall at the time of delivery be free from defects in material and workmanship that could materially impair the utility of the Leased Part.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 14

3.1.3.2	Warranty and Notice Periods

The Lessee’s remedy and the Lessor’s obligation and liability under this Article 3.1.3, with respect to each defect, are conditional upon:

(i)	the defect having become apparent to the Lessee within the Lease Period; and

(ii)	the Lessee returning as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, the Leased Part claimed to be defective; and

(iii)	the Lessor having received written notice of the defect from the Lessee within [*] after the defect became apparent to the Lessee, with reasonable proof that the claimed defect is due to a matter embraced within the Lessor’s warranty under this Article 3.1.3 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable Aviation Authority requirements and the Lessor’s applicable written instructions.

3.1.3.3	Lessee’s Remedy and Lessor’s Obligation

The Lessee’s remedy and the Lessor’s obligation and liability under this Article 3.1.3 are limited to the repair or correction of any Leased Part in which a defect appears, or, as may be mutually agreed, the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Article 3.1.3.3 shall be deemed to be the Leased Part so replaced.

3.1.3.4	Suspension and Transportation Costs

3.1.3.4.1	If a Leased Part covered by this Article 3.1.3 is found to be defective, the Lease period as defined under the Airbus Proprietary Parts Repair Guide (the “Lease Period”) and the Lessee’s obligation to pay rental charges shall be suspended from the date upon which the Lessee notifies the Lessor of such defect until the date upon which the Lessor has repaired, corrected or replaced the defective Leased Part, provided however that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date upon which such part was received by the Lessor at the return location specified in the applicable Lease.

3.1.3.4.2	All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be borne by the Lessor.

3.1.3.5	Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformity under this Article 3.1.3.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 15

3.1.3.6	Waiver, Release and Renunciation

It is agreed that Article 2.3.5 hereof “Exclusivity of Warranties” shall apply to the Material support to be provided under the present Article 3.1.

3.2	Tools and Ground Support Equipment

The Seller shall provide the Buyer with a range of Ground Support Equipment and Tools, as defined in 1.2.1 (iv), support services including:

•	Sale of single tools;

•	Sale of tool packages;

•	Loan of tooling for Airbus Aircraft.

The terms and conditions applicable to such services shall be as published by the Seller on an annual basis in its “Tools for Loan Catalog” The Seller shall provide the Buyer with copies of this publication on an annual basis.

3.3	Seller Parts Repair

The Seller may offer the Buyer a service whereby the Seller shall manage the repair of Seller Parts as defined in Article 1.2.1 (i) above.

The full terms, conditions and guarantees for the repair of said Seller Parts shall be as published annually by the Seller in its “Airbus Proprietary Parts Repair Guide”.

4.	COMMERCIAL CONDITIONS

4.1	Price

4.1.1	All quoted Material prices shall be:

•	Free Carrier (FCA) Airbus Spares Center;

•	Free Carrier (FCA) ANACS Spares Center;

•	Free Carrier (FCA) Seller’s Regional Satellite Stores;

•	Ex Works (EXW) Seller’s or Supplier’s facility for deliveries from any other Seller or Supplier facilities.

At the request of the Buyer, the Seller can arrange and manage the delivery of Material to the Buyer’s facilities on a Delivered Duty Unpaid (DDU) basis. The terms and conditions of such a service shall be subject to a separate agreement to be made between the Buyer and Seller.

The terms Free Carrier (FCA), Ex Works (EXW) and Delivered Duty Unpaid (DDU) are as defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 16

4.1.2	Notwithstanding the provisions of Article 2.1.5 above for Initial Provisioning, all prices shall be the Seller’s sales prices valid on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US Dollars.

4.1.3	The prices of Seller Parts shall be as set forth in the then current Seller’s or ANACS Spare Parts Price Catalog, as applicable and shall be firm for each calendar year. The Seller however reserves the right to revise the prices of said Seller Parts during the course of the calendar year in case of any of the following:

•	significant revision in the manufacturing costs and purchase price of materials,

•	significant variation of exchange rates,

•	significant error in the estimation or expression of any price.

Airbus commits that the average annual increase rate in the price of Seller Parts shall be capped at a maximum annual rate calculated as follows:

4.1.3.1	[*]

[*]

4.1.3.2	[*]

4.1.4	[*]

4.1.5	[*]

4.2	Payment Procedures and Conditions

4.2.1	All payment under this Exhibit “H” shall be made in accordance with the terms and conditions set forth in the then current Seller Parts Price Catalog and Repair Guide.

4.2.2	[*]

4.2.3	[*]

4.2.4	[*]

4.2.5	[*]

4.3	Credit Assurance

The parties agree that the provisions of Article 2-609 shall apply to this Exhibit H.

4.4	Title

With the exception of Material to be supplied under Article 3 above, title to any Material purchased under this Exhibit “H” shall remain with the Seller until the earlier of installation on an aircraft and full payment of the invoices therefor and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 17

4.5	Return Authorization procedure for Seller Parts replenishment:

The return authorization for the replenishment of Seller parts stated as in the then applicable Seller Parts Price Catalog will be as follows:
(a)	A Return Authorization Number (RAN) will be provided to the Buyer on request after dispatch of the part by the Seller

(b)	[*]

(c)	[*]

5.	EXCUSABLE DELAY

Clause 10.1 of the Agreement shall apply to all Material support provided under this Exhibit “H”.

6.	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

6.1	In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit “H” to the extent set forth in Article 6.2 below.

6.2	Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge the parties of all obligations and liabilities hereunder with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated. Unused Material in excess of the Buyer’s requirements due to such Aircraft cancellation may be repurchased by the Seller at the Seller’s option as provided for in Article 2.1.8.2.

7.	INCONSISTENCY

In the event of any inconsistency between this Exhibit “H” and the “Spare Parts Price Catalog” or the “Airbus Proprietary Parts Repair Guide” or the “Tools for Loan Catalog” or any order placed by the Buyer, this Exhibit “H” shall prevail to the extent of such inconsistency.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 18

APPENDIX “A” TO ARTICLE 3.1 OF EXHIBIT “H”

SELLER PARTS AVAILABLE FOR LEASING

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit H – Page 19

EXHIBIT I

LICENSES AND ON LINE SERVICES

Part 1	License for Use of Software

Part 2	Airbus Customer Portal : Airbus|World

Part 3	Airbus|World Basic Services

Part 4	General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 1/20

Part 1. LICENSE FOR USE OF SOFTWARE

1.	Definitions

For the purposes of this Software License the following definitions shall apply:

“Licensor” means the Seller.

“Licensee” means the Buyer.

“Software” means the set of programs, configurations, processes, rules and, if applicable, documentation related to the operation of the data processing.

“Freeware” means the Software furnished free of charge to the Licensee.

“Composite Work” means the work composed of various elements, such as database, software or data, and which necessitates the use of the Software

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee to use the Software, Freeware or Composite Work, as applicable.

Capitalized terms used herein and not otherwise defined in this Software License shall have the meaning assigned thereto in the Agreement.

2.	Grant

The Licensor grants the Licensee the right to use the Software under the conditions set forth below (the “Software License”). The Software License shall also apply to any Freeware and/or Composite Work delivered by the Licensor.

3.	Personal License

The sole right granted to the Licensee under this Software License is the right to use the Software. The Software License is personal to the Licensee, for its own internal use, and is non-transferable and non-exclusive.

4.	Copies

Use of the Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Software is delivered. No reproduction shall be made without the written consent of the Licensor. It is however agreed that the Licensee is authorized to copy the Software for back-up and archiving purposes. Any copy authorized by the Licensor to be made by the Licensee shall be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Software.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 2/20

5.	Term

Subject to the Licensee having complied with the terms of this Software License, the rights under the Software License shall be granted from the date of first delivery of the Software to December 31st of the year of delivery. For the following years, the rights under this Software License shall be automatically granted to the Licensee from January 1st to December 31st, subject to compliance by the Licensee with its obligations. This Software License shall be granted for so long as one Aircraft is operated by Buyer.

The Licensee may terminate the Software License by notifying in writing to the Licensor its desire not to renew the service for the following year. Such notification shall be received by the Licensor not later than November 30th of the current year.

For clarification purposes, it is hereby expressly stated that the Software may be offered for a limited period. In the event that the Licensor should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.

6.	Conditions of Use

Under the present Software License, the Licensee shall:

•	maintain the Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

•	use the Software in accordance with such documentation and the User Guide, and ensure that the staff using the Software has received the appropriate training;

•

use the Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties (subject to said agreement, decompilation may be exceptionally agreed to by the Licensor in order for the Licensee to obtain the necessary information to enable the Software to function in another technical environment);

•	use the Software for its own internal needs and on its network only, when technically possible, and exclusively on the machine referenced and the site declared;

•	not alter, reverse engineer, modify or adapt the Software, nor integrate all or part of the Software in any manner whatsoever into another software product;

•

when the source code is provided to the Licensee, the Licensee shall have the right to study and test the Software, under conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Software;

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 3/20

•	not correct the Software, except that such correction right may exceptionally be granted to the Licensee by the Licensor in writing

•	not translate, disassemble or decompile the Software, nor create a software product derived from the Software;

•	not attempt to or authorize a third party to discover or re-write the Software source codes in any manner whatsoever;

•

not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights provided in the Software by the Licensor;

•

not pledge, sell, distribute, grant, sub-license, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Software, whether in whole or in part, for the benefit of a third party;

•

not permit any third party to use the Software in any manner, including but not limited to, any outsourcing, loan, commercialization of the Software or commercialization by merging the Software into another software or adapting the Software, without prior written consent from the Licensor.

The Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to come and verify in the Licensee’s facilities whether the conditions specified in the present Software License are respected. This shall not however engage the responsibility of the Licensor in any way whatsoever.

7.	Training

In addition to the User Guide provided with the Software, training and other assistance shall be provided upon the Licensee’s request on a chargeable basis.

8.	Proprietary Rights

The Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software License. The copyright and all other proprietary rights in the Software are and shall remain the property of the Licensor.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 4/20

The Licensor reserves the right to modify any Software at its sole discretion without prior notice to the Licensee.

9.	Intellectual Property Indemnity

The Licensor shall defend and indemnify the Licensee against any claim that the normal use of the Software infringes the intellectual property rights of any third party, provided that the Licensee:

•	Immediately notifies the Licensor of any such claim;

•	Makes no decision or settlement of any claim;

•	Allows the Licensor to have sole control over all negotiations for its settlement;

•	Gives the Licensor all reasonable assistance in connection therewith.

Should the Licensee be prevented from using the Software by any enforceable court decision, the Licensor shall at its own costs and at its choice either modify the Software to avoid infringement or obtain for the Licensee the right to use the Software.

10.	Confidentiality

The Software and its contents are designated as confidential. The Licensee undertakes not to disclose the Software or parts thereof to any third party without the prior written consent of the Licensor. In so far as it is necessary to disclose aspects of the Software to the employees, such disclosure is permitted solely for the purpose for which the Software is supplied and only to those employees who need to know the same.

The obligations of the Licensee to maintain confidentiality shall survive the termination of the Software License grant for a period of ten (10) years, unless terminated sooner by the public disclosure of the software or parts thereof by Licensor or public disclosure by a third party (having no affiliation with Licensee) without breaching any confidentiality obligation to the Licensor.

11.	Warranty

The Licensor warrants that the Software is prepared in accordance with the state of art at the date of its conception and shall perform substantially in accordance with its functional and technical specification at the time of delivery. Should the Software be found to contain any non-conformity or defect, the Licensee shall notify the Licensor promptly thereof and the sole and exclusive liability of the Licensor under this Software License shall be to correct the same.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE LICENSEE SET FORTH IN THIS CLAUSE 11 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 5/20

AND LIABILITIES OF THE LICENSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY SOFTWARE OR SERVICES DELIVERED UNDER THIS SOFTWARE LICENCE, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE LICENSOR’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS SOFTWARE LICENSE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SOFTWARE LICENSE SHALL REMAIN IN FULL FORCE AND EFFECT.

2.

FOR THE PURPOSES OF THIS CLAUSE 11, THE “LICENSOR” SHALL BE UNDERSTOOD TO INCLUDE THE LICENSOR, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

The Licensor shall have no liability for data that is entered into the Software by the Licensee and/or used for computation purposes.

12.	Liability and Indemnity

The Software is supplied under the express condition that the Licensor shall have no liability in contract or in tort arising from or in connection with the use or possession by the Licensee of the Software and that the Licensee shall indemnify and hold the Licensor harmless from and against any liabilities and claims resulting from such use or possession. Nothing in this clause or clause 11 shall be construed to limit or negate the Licensor’s liability under clause 9.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 6/20

13.	Excusable Delays

13.1	The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery or otherwise in the performance of this Software License or any part thereof due to causes reasonably beyond Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or vendor’s control or failure of the Licensee to comply with its obligations arising out of the present Software License.

13.2	The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Clause, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume performance under the Software License.

14.	Termination

In the event of breach of an obligation set forth in this Software License by either the Licensor or the Licensee, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate this Software License.

In the event of termination for any cause, the Licensee shall no longer have any right to use the Software and shall return to the Licensor all copies of the Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor shall be entitled to retain any amount paid for the ongoing year.

15.	General Provisions

15.1	This Software License or part thereof shall not be assigned to a third party without the prior written consent of the other party except that the Licensor may assign this License to any of the Licensor’s Affiliates .

15.2	This Software License shall be governed by the laws of France. All disputes arising in connection with this Software License shall be submitted to the competent courts of Toulouse, France.

15.3	In the event that any provision of this Software License should for any reason be held ineffective, the remainder of this Software License shall remain in full force and effect.

The invalid provision shall be replaced by such valid one as the parties would have chosen had they been aware of such invalidity.

15.4	All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which the answerback is recorded by the sender’s telefax machine, shall be deemed to be the effective date of such notice or request.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 7/20

PART 2

AIRBUS CUSTOMER PORTAL : AIRBUS|WORLD

The Buyer shall be entitled to obtain access to a wide range of information and services, including Technical Data, available in the secure area of the Seller’s customer portal or Airbus|World (“Airbus|World”).

Access to the secure area of Airbus|World, which is reserved to Airbus aircraft owners and operators (the “Secure Area”), shall be subject to the “general terms and conditions of access to and use of the secure area of the airbus world/online services” (hereinafter the “GTC.”) as set forth in Part 4 of this Exhibit I, which form an integral part of this Agreement.

A description of the basic services, which are available to the Buyer in the Secure Area and are provided to the Buyer free of charge after signature of the GTC for as long as the Buyer operates the Aircraft, are set forth Part 3 of this Exhibit I (“the Basic Services”).

Furthermore, although part of the data available on Airbus|World is neither sensitive nor confidential and is also available to the general internet public in the public area of the portal (the “Public Area”), it is however recommended that for simplicity of access the Buyer find this information in the Secure Area.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 8/20

PART 3

AIRBUS|WORLD BASIC SERVICES

Airbus|World is an Internet portal providing to the Buyer a comprehensive range of information, documents and services through a single access point.

Airbus|World is split into business areas. Each business area provides access to dedicated information as well as to a set of tailored on-line services logically grouped together for a given type of activity, including the following:

•	Customization and Delivery,

•	Flight Operations,

•	Maintenance and Engineering,

•	Supply,

•	Training,

•	Warranty.

Airbus|World offers a single access point to generic information and services including the following:

•	On-line Service Map: A complete mapping of all the services available through Airbus|World;

•

Airbus Offering: Complete information on all of the Seller’s products, services or contacts including all of the Seller’s catalogues (BFE, Optional Modifications, Customer Services, etc..), briefings on the Seller’s aircraft families and a description of the Seller’s aircraft delivery process;

•	News & events: Breaking news and forthcoming events, general awareness of Seller events;

•	About Airbus|World: Frequently asked questions (FAQ), user guides, support contacts;

•	eRooms: On-line collaboration tools to better interact with counterparts within the Seller’s teams;

•	File Transfer Site: Quick access to download documents and data;

•	What’s new in Airbus|World: Information on new information and services available on-line within a specific date range. An e-mail notification function is also proposed.

In addition, the Seller shall provide to the Buyer a Delegated Administration Tool enabling the User Entity Administrator to manage user accounts and user access rights.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 9/20

Through the dedicated interface, the administrators shall be able to:

•	manage user authentication mode,

•	provide required support to their users on a daily basis,

•	grant Airbus|World services access rights to required users.

Airbus|World also offers targeted and easy to use information and services covering the Buyer’s activity, including the following:

1.	Customisation and Delivery

1.1	Aircraft Comparison List (ACCL)

Provides delivery standard modification comparison lists for every Aircraft.

1.2	CUSTOMIZATION AND DELIVERY INFORMATION (CDIS)

3.	Follow up of Seller’s Aircraft to be delivered. CDIS covers the following areas:
4.

•	General information about Airbus delivery and activities and related data,

•	Customization & definition activities,

•	Acceptance & delivery activities,

•	Industrial & planning data,
•	Details about Seller’s key people.

2.	Maintenance and Engineering

ENGINEERING TECHNICAL DATA SERVICES (ETDS)

ETDS is a multi-document consultation tool. The tool offers data search and filtering facilities for easy information retrieval. In addition, links between these documents have also been implemented to allow an easier reference consultation. All documents can be downloaded and printed.

ETDS provides access, via a document index, to the contents of:

•	Service Bulletins in PDF format (SB’s issued after July 1997 are also available in SGML format),

•	Modification Information Document (MID),

•	All Operators Telex (AOT),

•	Flight Operations Telex (FOT),

•	Service Information Letter (SIL),

•	Consignes de Navigabilité (CN),

•	Airworthiness Directives (AD),

•	Technical Follow-Up (TFU),
•	Operators Information Telex (OIT).

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 10/20

3.	SUPPLY

3.1	VENDOR INFORMATION MANUAL (VIM) PLUS AOG REPAIR GUIDE

Provides information on the Seller’s suppliers’ authorized repair stations and AOG stock locations. ‘VIM plus AOG/RG’ is the combined Vendor Information Manual and Aircraft On Ground & Repair Guide pioneered in North America. This new application provides valuable information on supplier support locations, repair stations, stock locations and distributors around the world for the Seller’s customers.

3.2	SUPPLIER PRODUCT SUPPORT AGREEMENT (SPSA)

This application contains all the GCP 2000 Issue 04 Agreements ratified by the Seller’s SFE Suppliers.

The GCP 2000 is an agreement signed between the Seller and its Suppliers for the benefit of the Seller’s customers. It specifies:

•	The Seller’s support standards,
•	The individual Supplier’s contractual support commitments.

3.3	AIRBUS|SPARES

This service provides:

•	Part number information such as price, lead-time,

•	Manufacturer code, stock status and location,

•	Part number interchangeability,

•	Single purchase order status,

•	Useful information such as contact details, help,

•	Function and e-mail,

•	Internet parts ordering,

•	Information link to selected in-house forwarders,

•	Support guide and excess inventory list.

4.	WARRANTY

CONTRACTS AND WARRANTY ADMINISTRATION (CAWA)

The warranty administration on-line service offers four (4) main functions:

•	Warranty claims booking,

•	Consultation of the warranty claims’ status,

•	Consultation of statistics on response time regarding closed/open files,

•	Consultation of warranty guide.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 11/20

PART 4

GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF

THE SECURE AREA OF THE AIRBUS WORLD/ONLINE SERVICES

These GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF THE SECURE AREA OF THE AIRBUS WORLD/ONLINE SERVICES are entered into between the Company (as identified below) and Airbus North America Customer Services, Inc, (“ANACS”) on the date indicated below.

WHEREAS Airbus S.A.S. has developed and owns Secure Airbus/World, described below, by which authorized users may access a variety of products and services on line and

WHEREAS Airbus S.A.S. has entered into an agreement with ANACS that grants ANACS the right to access and use the Secure Airbus/World and allows ANACS to enter into agreements with third parties (such as the Company) for the provision of the same rights to such third parties, and

WHEREAS ANACS and the Company wish to enter into such an agreement under the terms and conditions set forth in this GTC,

NOW THEREFORE, the parties, wishing to be mutually bound, hereby agree as follows:

ARTICLE 1: DEFINITIONS

Administrator(s):	Company’s employee(s) designated by the Company as responsible to assure compliance by the Company and its employees (including Designated Users) with the Agreement.

Agreement	The agreement between the Parties (the “Agreement”) shall be comprised, in the following order of precedence, of (i) any specific written terms and conditions (“Specific Terms and Conditions”) agreed by the Parties to be applicable to specific Services, (ii) these General Terms and Conditions, and (iii) any all other technical documents agreed between the Parties to relate to specific Services (the “Technical Documents”).

Affiliate	With respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

ANACS	Airbus North America Customer Services, Inc., a corporation organized under the laws of the State of Delaware, USA, with its registered place of business at 198 Van Buren Street, Herndon, VA 20170, USA

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 12/20

Airbus	Airbus S.A.S, a French Société par Actions Simplifiée, whose registered office is located 1 Rond Point Maurice Bellonte, 31700 Blagnac, France.

Airbus Data	Any and all data, information and material made accessible and available by Airbus or ANACS to the Company through Secure Airbus/World.

Business Agreements	Any and all present and future contracts, agreements or letters, the terms of which imply a commitment of the Company and/or Airbus or an Affiliate of Airbus, related to or affecting the Services, including, but not limited to: confidentiality agreements, exchanges in the course of a call for tender, contracts for the supply of services, procurement agreements, sale agreements, repair agreements, product support agreements, co-operation agreements, research contracts, maintenance contracts

Company	The company identified on the last page hereof as executing this GTC.

Company Data	Any and all data, information and other material made accessible and available by the Company to Airbus or ANACS through Secure Airbus/World.

Data	Collectively the Airbus Data and the Company Data.

Databases	Any and all collection of independent works, information or other materials arranged in a systematic or methodical way and individually accessible by electronic or other means through Secure Airbus/World.

Designated Users	Employees of the Company designated by the Company’s Administrator and authorized by ANACS, in its sole discretion, to access and use Secure Airbus/World.

Identification Codes	Confidential and personal identification codes assigned to each Designated User, which formally identify each Designated User as authorized to access and use Secure Airbus/World.

Parties	ANACS and the Company

Secure Airbus/World	Secure area of Airbus/World, access to any part of which may be given by Airbus or ANACS to Designated Users under the terms of this Agreement.

Services	Any and all on line services accessible through Secure Airbus/World under the terms and conditions of the Agreement.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 13/20

Specific Terms and Conditions	Terms and conditions that supplement or modify this GTC with respect to specific Services.

System	Equipment, including hardware, software and connections used by Airbus S.A.S. and/or ANACS to provide the Services on Secure Airbus/World through the internet.

User Documentation	Documentation, as may be modified from time to time, that either describes the technical means for connecting to the System and accessing to Secure Airbus/World, or provides information related to the use of Secure Airbus/World and/or the Services.

ARTICLE 2: PURPOSE / CONTRACTUAL DOCUMENTS

2.1	The purpose of this GTC is to define the terms and conditions under which Airbus has authorized ANACS to permit, and ANACS is willing to permit the Company to access and use Secure Airbus/World and to benefit from the Services offered through Secure Airbus/World.

2.2	Access to and use of specific Services also may be subject to Specific Terms and Conditions.

2.3	Unless otherwise agreed in the Specific Terms and Conditions, the Secure Airbus/World may be used by the Company (i) to cooperate and communicate with ANACS or an Affiliate of ANACS, and (ii) to exercise its rights, and to perform as required, under any Business Agreements (the “Permitted Purpose”). The Agreement shall not be construed so as to interfere with the terms and conditions of any such Business Agreements. In any case, terms and conditions of the Business Agreements shall prevail over any term of the Agreement inconsistent with the terms or purpose of such Business Agreement.

2.4	Notwithstanding the foregoing, if the Company requests that access to Secure Airbus/World be available to third parties with which the Company has entered into one or more Business Agreements for the provision of maintenance, repair or training services to the Company, such access will be permitted, provided such third party expressly agrees to be bound by the terms and conditions of this GTC.

2.5	Secure Airbus/World shall be used for the Permitted Purpose only and the Parties shall exchange Data through Secure Airbus/World only for such Permitted Purpose. Activities directly or indirectly related to spamming are specifically prohibited on Secure Airbus/World.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 14/20

ARTICLE 3: EXTENT OF ACCESS TO AND USE OF THE SECURE AIRBUS/WORLD

3.1	Airbus has granted to has granted to ANACS authority to grant access to Secure Airbus/World, and ANACS hereby does grant to the Company a worldwide, personal, non-exclusive and non-transferable right to access and use Secure Airbus/World and the Services for the Permitted Purpose, pursuant to the terms and conditions, and for the duration, of the Agreement. The Company shall not fully or partially assign, sublicense nor subcontract any of its rights and/or obligations under the Agreement, unless expressly authorized beforehand in writing by ANACS.

3.2	No right other than that set forth in article 3.1 above is granted to the Company under this GTC, and the Company shall not, directly or indirectly, extract, reproduce, display, adapt, modify and/or translate, all or part of Secure Airbus/World, the System and/or the Databases, nor create any derivative work therefrom, nor use any and all of the aforesaid elements for any other purposes than the Permitted Purpose.

3.3	Secure Airbus/World, the System, the Databases and Airbus Data are and shall remain the exclusive property of ANACS, Airbus and/or their respective licensors, as applicable.

ARTICLE 4: ADMINISTRATORS AND DESIGNATED USERS

4.1	The Company shall be responsible for compliance with the Agreement by its employees, including the Administrator(s) and the Designated Users. Both standard on line training for Administrators and necessary documentation for Designated Users will be available on line from Airbus, but it will remain the obligation of the Company to ensure, at its own expense, that the Administrator(s) and the Designated Users are qualified and properly trained to perform under the Agreement.

4.2	The Company shall appoint one Administrator only, unless the company demonstrates, to ANACS’ reasonable satisfaction, that additional Administrators are needed for non-overlapping areas of the Company’s operations, such as for different branches or sites of the Company. The Company will be solely responsible for any adverse consequences attributable to inconsistent instructions or communications received by ANACS or Airbus from the Company’s Administrators.

4.3	The Administrator(s) shall have the capacity to bind the Company in the execution of any contractual document and the performance of any obligation related to the access, use and operation of the Secure Airbus/World.

4.4	The Administrator(s) shall appoint Designated Users among the employees of the Company. Each designated User will be provided with an Identification Code. Such Identification Code may be provided by the Administrator, by Airbus or by an independent entity designated by Airbus, as Airbus may elect from time to time.

4.5	Any and all access, use and operation of Secure Airbus/World by use of an Identification Code will be deemed to have been made by the Designated User to whom such Identification Code has been assigned.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 15/20

4.6	The Company shall ensure that:

(i)	each Identification Code is assigned to one Designated User only and is used by the appropriate Designated User only.

(ii)	each personal Identification Code is communicated only to the Designated User to whom it is assigned.

(iii)	each Designated User accesses and uses Secure Airbus/World in strict compliance with the Agreement;

(iv)	no third party acquires access to the Identification Codes or to Secure Airbus/World.

4.7	Should the Company become aware that a risk exists that an Identification Code may be or may have been disclosed to anyone other than the Designated User to whom such code is assigned, the Administrator(s) shall immediately cancel the access to Secure Airbus/World in respect of such Identification Codes and notify ANACS in writing (1) that the Identification Code has been cancelled and (2) the scope of the perceived risk leading to such cancellation. The Administrator shall be obligated to take the foregoing immediate action, notwithstanding any right of ANACS or Airbus to cancel such access.

4.8	In order to assure that access to Secure Airbus/World is limited to Designated Users with a legitimate need for access in order to accomplish the Permitted Purpose, the Company shall inform ANACS without delay, of (i) any change in the employment status of the Administrator(s) and/or Designated Users, including without limitation, extended leave, reassignment or resignation from the Company, and (ii) the termination/expiration of any and all Business Agreements, for performance of which the Company uses Secure Airbus/World.

4.9	The Company shall inform ANACS immediately of (i) any relevant change in the professional status, including resignation, reassignment or termination of the Administrator(s) or Designated Users; (ii) the termination or expiration of any Business Agreement between the Company and any third party with access to Secure Airbus/World when such terminated or expired Business Agreement is the basis for such access.

4.10	ANACS shall be entitled, without prejudice to its other rights and without prior notice, to restrict or suspend access in whole or in part to Secure Airbus/World, to any or all Designated Users and/or Administrators if (1) any one Designated User or Administrator fails to comply with any material provision of the Agreement, or with any applicable laws and regulations, or (2) ANACS determines, in its sole discretion, that continued access by such Designated User(s) or Administrator(s) presents a risk of harm to the interests of ANACS or an Affiliate of ANACS, or may violate the confidentiality and/or security provisions of the Agreement.

ARTICLE 5: ACCESS REQUIREMENTS

5.1	The Company shall, at its own cost and under its sole responsibility and liability, procure, install and maintain the information technology equipment necessary to access the System and Secure Airbus/World. During the effective period of the Agreement, the Company shall use due care and diligence, employing state of the art means, to prevent intrusions into the System or Secure Airbus/World of third parties, viruses, logic bombs and worms.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 16/20

5.2	The Company is responsible for complying with laws or regulations, if any, governing the Company’s rights to access and use Secure Airbus/World as contemplated by the Agreement.

5.3	For security purposes, ANACS shall be entitled to modify or require the Company to modify any Identification Codes. The Company shall be informed by ANACS of any modification of such Identification Codes, as soon as practicable.

ARTICLE 6: AVAILABILITY OF SECURE AIRBUS/WORLD

6.1	Airbus will make reasonable efforts to maintain Secure Airbus/World available to the Company on a 24 hour a day, 7 day a week basis. In the event of an interruption in such availability of Secure Airbus/World, Airbus will take all reasonable and appropriate steps to restore the Company’s access to Secure Airbus/World.

6.2	Notwithstanding the provisions of Article 6.1 above, Airbus shall be entitled, at any time, to suspend or discontinue access to all or part of Secure Airbus/World if and to the extent such suspension or termination is required:

(a)	to update or conduct maintenance on the System, the Databases, the Data or Secure Airbus/World;

(b)	for security reasons;

(c)	to comply with any regulatory or judicially restraints.

6.3	If Airbus anticipates that Secure Airbus/World will be unavailable, in whole or in part, for twenty four (24) consecutive hours or more, Airbus will use all reasonable means to inform the Company in advance of such expected unavailability.

6.4.	If Secure Airbus/World is unavailable to the Company for more than twenty four (24) consecutive hours or where the Company demonstrates to ANACS or Airbus that a specific period of unavailability will result in the Company’s failure to perform as required under a Business Agreement, the Parties will consider alternative means for delivering data as needed by the Company.

ARTICLE 7: CONFIDENTIALITY

Unless otherwise agreed in writing in the Agreement and/or the Business Agreements, all information made available by the Parties to each other through Secure Airbus/World shall be deemed confidential information and shall not be disclosed by the receiving party to any third party and shall not be used for any purposes than the Permitted Purpose. The Company acknowledges that any breach of this provision could cause material damage to ANACS or Airbus and it is agreed that an action for damages may not be an adequate remedy for a breach by the Company of this provision, and that

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 17/20

ANACS may bring an action for equitable relief, including an action for an injunction on its own behalf or on behalf of any of its Affiliates damaged by the Company’s breach of this provision.

The foregoing provisions shall not apply to information that may be accessed in the public zone of the Portal.

ARTICLE 8: EXCHANGE OF DATA

8.1	The Company shall have access to and use of Airbus Data, and ANACS and its Affiliates shall have access to and use of the Company Data, to the extent, and pursuant to the terms and conditions of, the Agreement and/or Business Agreements.

Except	as otherwise provided in the Agreement and/or Business Agreements, either Party may, during the term of the Agreement and for internal use only, adapt, translate, make hard copies and/or numeric reproductions of the Data received from the other Party, for the Permitted Purpose. The Data, whether in hard copy or digital form, may be processed by and circulated worldwide only to the employees of the receiving Party having a need to know and for the Permitted Purpose.

8.2	The Parties shall ensure that all proprietary rights and confidentiality legends set forth on the original document appear on any reproduction, translation and/or adaptation thereof. The Parties shall refrain from removing and/or altering any such legend.

8.3	The Company represents and warrants to ANACS that the Company Data, and the disclosure and use of the Data as contemplated in the Agreement, do not infringe third parties’ rights and do not violate any applicable laws.

8.4	The Company shall exercise due care and employ state of the art means to assure that the Company’s Data does not permanently or temporarily disturb the operation and/or the use of the System, Secure Airbus/World and/or the Database.

8.5	The Company shall immediately notify ANACS of any claim by a third party of infringement by Company Data or of the occurrence or possible occurrence of any disturbance as referred to in Article 7.4. In the event that ANACS is informed of either circumstance, ANACS shall be entitled, without notice and without prejudice to its other rights, to cause the relevant Company Data to be deleted from the System.

8.6	Communications and notices exchanged by the Parties under the Agreement shall be deemed to be valid notices, and accorded the same recognition and effectiveness as if transmitted by registered mail, return receipt requested.

ARTICLE 9: WARRANTY / LIABILITY

9.1	Secure Airbus World, including any and all of its supporting elements and content, the System, the Database and Airbus Data, are provided “as is” and “as available”.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 18/20

9.2	ANACS HAS RECEIVED NO WARRANTY OF ANY KIND FROM AIRBUS AND ANACS MAKES NO WARRANTY OF ANY KIND TO THE COMPANY WITH RESPECT TO THE SECURE AIRBUS/WORLD, THE AIRBUS DATA, THE DATABASE OR THE SYSTEM. THE COMPANY HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF ANACS OR AIRBUS AND ALL RIGHTS, CLAIMS OR REMEDIES OF THE COMPANY AGAINST ANACS OR AIRBUS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMIITY OR DEFECT OR PROBLEM OF ANY KIND IN THE SECURE AIRBUS/WORLD (INCLUDING BUT NOT LIMITED TO FAILURE, INTERRUPTION OR UNAVAILABILITY OF THE SECURE AIRBUS/WORLD FOR ANY PERIOD OF TIME), THE AIRBUS DATA, THE DATABASE OR THE SYSTEM ACCESSED OR USED PURSUANT TO THE AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(A)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM THE COURSEOF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(B)	ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE;

(C)	ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY.

9.3	Access to and use of Secure Airbus/World are at the Company’s sole risk and responsibility and neither ANACS nor Airbus shall be liable to the Company for damages based on of claims by third parties arising out of or in connection with access or use of Secure Airbus/World, including claims for computer intrusions, security failures, or unavailability of the Services. In no event will ANACS or Airbus or the successors and assigns of any of them be liable to the Company for losses sustained by the Company, whether direct or indirect, including, without limitation, loss of data or programs, loss of use, financial loss, any deterioration or infection by viruses of the Company’s information technology equipment (including but not limited to software, hardware, connections and any system or network).

9.4	Without prejudice to the immediately preceding provision, in the event of a claim by a third party that Secure airbus World or its contents, infringes on such third party’s intellectual property rights, ANACS will, and will cause Airbus to, assist the Company in the defense of such claims by promptly responding to any reasonable request of the Company for information related to such claim, provided the Company notifies ANACS in writing of any such claim within fifteen (15) days as from the date it has knowledge of the latter.

ARTICLE 10: DURATION / TERMINATION

10.1	This GTC enters into force on the date on which they are executed as provided herein.

10.2	This GTC may be terminated:

(a)	by either Party, at any time and without liability to the other Party, upon one-month’s prior written notice to the other Party, sent by registered mail;

(b)	by ANACS, immediately and without prior notice, in the event the Company breaches any of its obligations under the Agreement or a related Business Agreement,

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 19/20

(c)	by either Party, following the continuation of a force majeure event for more than one (1) month,

10.3	Upon termination of the GTC, for whatever reason, the Company shall immediately (i) cease to access to the Secure Airbus/World and/or the corresponding Service and (ii) return or destroy (at ANACS’ option), the Identification Codes as well as all Airbus Data.

10.4	Termination of this GTC shall operate, automatically and notwithstanding any other provision in the Agreement, to terminate any other document included in the Agreement.

ARTICLE 11: MISCELLANEOUS

11.1	The Agreement is personal to the Parties and neither Party may assign the Agreement to a third party without the express consent of the other Party, except that ANACS may assign all or part of its rights and/or obligations under the Agreement to any Affiliate.

11.2	The Agreement represents the entire agreement between the Parties with respect to access to the Secure Airbus/World and use of Secure airbus/World for the Services, and renders all other previous written and oral agreements null and void. The Agreement may not be modified except by written amendment signed by both Parties.

11.3	Any provision of the Agreement determined to be unlawful or unenforceable under applicable law applied by any court of competent jurisdiction shall, to the extent required by such law, be deemed severed from the Agreement and rendered ineffective so far as is possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the Parties hereto to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be a valid and binding and enforceable in accordance with their terms. The Parties agree to replace, so far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provisions of the Agreement shall not void or affect the validity of any other provision.

11.4	The Agreement is entered into and shall be governed by the law of the State of New York, without application of any conflict of laws principles that could result in the application of the law of any other jurisdiction.

AVA - A320 Family PA		AMENDED AND RESTATED
Exhibit I – Page 20/20

LETTER AGREEMENT N°1

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°1 - Page 1/4

LETTER AGREEMENT N°1

*[Two pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°1 - Page 2/4

LETTER AGREEMENT N°1

6.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

7.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

8.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°1 - Page 3/4

LETTER AGREEMENT N°1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°1 - Page 4/4

LETTER AGREEMENT N°2

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°2 - Page 1/3

LETTER AGREEMENT N°2

1. The Seller agrees to delete [*] of the Agreement in its entirety and replace it with the following quoted text:

[*]

2. Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

3. Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4. Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°2 - Page 2/3

LETTER AGREEMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°2 - Page 3/3

LETTER AGREEMENT N°3

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°3 - Page 1/2

LETTER AGREEMENT N°3

[*]

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°3 - Page 2/2

LETTER AGREEMENT N°4

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°4 - Page 1/3

LETTER AGREEMENT N°4

[*]

4.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

6.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°4 - Page 2/3

LETTER AGREEMENT N°4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°4 - Page 3/3

LETTER AGREEMENT N°5

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°5 - Page 1/3

LETTER AGREEMENT N°5

[*]

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°5 - Page 2/3

LETTER AGREEMENT N°5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°5 - Page 3/3

LETTER AGREEMENT N°6

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°6 - Page 1/3

LETTER AGREEMENT N°6

*[Three pages have been omitted in accordance with a request for confidential treatment.]

4.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

6.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°6 - Page 2/3

LETTER AGREEMENT N°6

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°6 - Page 3/3

LETTER AGREEMENT N°7

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : PRODUCT SUPPORT

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°7 - Page 1/6

LETTER AGREEMENT N°7

1.	In addition to Clause 16 of the Agreement and in order to facilitate the entry into service and the operation of the Aircraft, the Seller will provide the Buyer with following services on a [*] basis:

•	[*] ground instructors training.

[*]

•	The Seller shall [*].

[*]

•

Seller will provide general guidance and support to Buyer in connection with Buyer’s acquisition of training equipment such as simulators (Full Flight-, Fixed Base-, Maintenance-), system trainers, cabin mock-ups, etc., from simulator manufacturers and other third parties.

For the avoidance of doubt, all the services and quantities indicated above are the total services and quantities granted for the whole of the Buyer’s fleet of [*] Aircraft, unless otherwise specified herein.

2.	[*]

3.	[*]

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°7 - Page 2/6

LETTER AGREEMENT N°7

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°7 - Page 3/6

LETTER AGREEMENT N°8

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°8 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°8 - Page 1/3

LETTER AGREEMENT N°8

*[Two pages have been omitted in accordance with a request for confidential treatment.]

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°8 - Page 2/3

LETTER AGREEMENT N°8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°8 - Page 3/3

LETTER AGREEMENT N°9

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : INTENTIONALLY LEFT BLANK

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°9 - Page 1/2

LETTER AGREEMENT N°9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°9 - Page 2/2

LETTER AGREEMENT N°10

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : PURCHASE RIGHTS

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°10 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°10 - Page 1/4

LETTER AGREEMENT N°10

1.	General

The Seller hereby grants to the Buyer the right to purchase up to [*] additional A320 family aircraft (the “Purchase Right Aircraft”)

The Purchase Right Aircraft shall be manufactured in accordance with the Specification and Development Changes, SCNs and MSCNs which may be incorporated by the Seller in the Specification in accordance with Clause 2 of the Agreement prior to the delivery of the Purchase Right Aircraft.

Unless otherwise expressly stipulated, all terms and conditions applicable to the firmly ordered Aircraft, on a per firm ordered Aircraft basis, shall apply to the Purchase Right Aircraft.

2.	Purchase Right Aircraft Price

The Basic Price of the Airframe of each Purchase Right Aircraft offered hereunder shall be the same as the Basic Price of the Airframe defined by the Seller in respect of the firmly ordered Aircraft.

Both the Reference Price of the Propulsion Systems and the price revision formula applicable thereto shall be as quoted by the corresponding Propulsion Systems Manufacturer as at the date the Purchase Right Aircraft provided hereunder is exercised by the Buyer in accordance with Paragraph 3 hereunder. The special conditions set out in Letter Agreement No.1 shall apply to the Purchase Right Aircraft except where specifically stated otherwise therein.

3.	Purchase Right Aircraft exercise and Delivery Date

[*]

The scheduled delivery months for each Purchase Right Aircraft shall be specifically identified in an amendment to the Agreement.

4.	Purchase Right Fee

For [*] Purchase Right Aircraft, the Buyer has paid to Seller a refundable purchase right fee of US Dollars [*]) (the “Purchase Right Fee”) and Seller hereby acknowledges receipt of such payment from the Buyer. Upon exercise by the Buyer of a Purchase Right, the Purchase Right Fee shall be applied to the first Pre-delivery Payments due in respect of such Purchase Right Aircraft in accordance with the Predelivery Payment schedule set out in Clause 5 of the Agreement as modified by Letter Agreement No. [*] to the Agreement (“Letter Agreement No [*]”). The Purchase Right Fee for [*] remaining Purchase Right Aircraft shall be paid at signature of the Agreement.

5.	Purchase Right Aircraft Validity

Once the Seller and the Buyer have agreed on the respective scheduled delivery months the exercise of the applicable Purchase Rights shall be validated by the execution and delivery of an amendment to the Agreement and the transfer to the Seller’s bank account of the Predelivery Payments then due and payable by the Buyer in respect of such Purchase Right Aircraft in accordance with Clause 5 of the Agreement, as modified by Letter Agreement No. [*].

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°10 - Page 2/4

LETTER AGREEMENT N°10

All other Predelivery Payments for the exercised Purchase Right Aircraft shall be made in accordance with Clause 5 of the Agreement, as modified by Letter Agreement No. [*].

In the event that the Buyer fails to timely exercise any or all of the Purchase Rights in accordance with the abovementioned Decision Dates, any of the Purchase Rights of such batch not exercised by such Decision Date shall lapse and neither party shall have any further rights or obligations hereunder as to such lapsed Purchase Right Aircraft, except that the Seller shall promptly apply an amount equal to the Purchase Right Fees related to such lapsed Purchase Right Aircraft to the next Predelivery Payments due under the Agreement.

6.	[*].

7.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

8.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

9.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°10 - Page 3/4

LETTER AGREEMENT N°10

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°10 - Page 4/4

LETTER AGREEMENT N°11A

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11A - Page 1/3

LETTER AGREEMENT N°11A

*[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11A - Page 2/3

LETTER AGREEMENT N°11A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11A - Page 3/3

LETTER AGREEMENT N°11B

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11B (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11B - Page 1/3

LETTER AGREEMENT N°11B

*[Eight pages have been omitted in accordance with a request for confidential treatment.].

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11B - Page 2/3

LETTER AGREEMENT N°11B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11B - Page 3/3

LETTER AGREEMENT N°11C

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11C (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11C - Page 1/3

LETTER AGREEMENT N°11C

*[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11C - Page 2/3

LETTER AGREEMENT N°11C

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11C - Page 3/3

LETTER AGREEMENT N°11D

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11D (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11D - Page 1/3

LETTER AGREEMENT N°11D

*[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11D - Page 2/3

LETTER AGREEMENT N°11D

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11D - Page 3/3

LETTER AGREEMENT N°11E

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11E (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11E - Page 1/3

LETTER AGREEMENT N°11E

*[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11E - Page 2/3

LETTER AGREEMENT N°11E

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11E - Page 3/3

LETTER AGREEMENT N°11F

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11F (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11F - Page 1/3

LETTER AGREEMENT N°11F

*[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11F - Page 2/3

LETTER AGREEMENT N°11F

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11F - Page 3/3

LETTER AGREEMENT N°11G

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11G - Page 1/3

LETTER AGREEMENT N°11G

*[Eight pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11G - Page 2/3

LETTER AGREEMENT N°11G

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11G - Page 3/3

LETTER AGREEMENT N°11H

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°11H (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11H - Page 1/3

LETTER AGREEMENT N°11H

*[Seven pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11H - Page 2/3

LETTER AGREEMENT N°11H

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°11H - Page 3/3

LETTER AGREEMENT N°12

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°12 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°12 - Page 1/3

LETTER AGREEMENT N°12

1.	[*]

4.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

6.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°12 - Page 2/3

LETTER AGREEMENT N°12

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°12 - Page 3/3

LETTER AGREEMENT N°13

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement an aircraft purchase agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°13 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement.

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°13 - Page 1/5

LETTER AGREEMENT N°13

*[Two pages have been omitted in accordance with a request for confidential treatment.]

6.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

7.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°13 - Page 2/5

LETTER AGREEMENT N°13

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°13 - Page 3/5

LETTER AGREEMENT N°13

Annex A

*[Three pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°13 - Page 4/5

LETTER AGREEMENT N°13

Annex B

*[Ten pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°13 - Page 5/5

LETTER AGREEMENT N°13A

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated 16 February 2007, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement.

Pursuant to an amendment N°1 to the Agreement (“Amendment N°1”) dated the date hereof the Seller and the Buyer agreed, amongst other things, that the fourteen (14) Purchase Right Aircraft would be converted into firmly ordered Aircraft (hereafter “Exercised Purchase Right Aircraft”).

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°13A certain additional terms and conditions regarding the sale of the Exercised Purchase Right Aircraft.

Capitalised terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement.

AVA - A320 Family PA		FINAL
Letter Agreement N°13A - Page 1/3

LETTER AGREEMENT N°13A

[*]

2.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4.	Counterparts

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		FINAL
Letter Agreement N°13A - Page 2/3

LETTER AGREEMENT N°13A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		FINAL
Letter Agreement N°13A - Page 3/3

LETTER AGREEMENT N°14

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°14 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°14 - Page 1/4

LETTER AGREEMENT N°14

*[Four pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°14 - Page 2/4

LETTER AGREEMENT N°14

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°14 - Page 3/4

LETTER AGREEMENT N°14

SCHEDULE A

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°14 - Page 4/4

LETTER AGREEMENT N°14A

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated 16 February 2007, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement.

Pursuant to an amendment N°1 to the Agreement (“Amendment N°1”) dated the date hereof the Seller and the Buyer agreed, amongst other things, that the [*] Purchase Right Aircraft would be converted into firmly ordered Aircraft (hereafter “Exercised Purchase Right Aircraft”).

The Buyer and the Seller have agreed to set forth in this Letter Agreement N°14A [*].

Capitalised terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement or, as the context may require, Letter Agreement N°14.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement.

AVA - A320 Family PA		FINAL
Letter Agreement N°14A - Page 1/3

LETTER AGREEMENT N°14A

*[Two pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		FINAL
Letter Agreement N°14A - Page 2/3

LETTER AGREEMENT N°14A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted For and on behalf of	Agreed and Accepted For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		FINAL
Letter Agreement N°14A - Page 3/3

LETTER AGREEMENT N°14B

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated 16 February 2007, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement.

Pursuant to an amendment N°1 to the Agreement (“Amendment N°1”) dated the date hereof the Seller and the Buyer agreed, amongst other things, that the [*] Purchase Right Aircraft would be converted into firmly ordered Aircraft.

[*]

Capitalised terms used herein and not otherwise defined in this Letter Agreement N°14B shall have the meanings assigned thereto in Letter Agreement N°14 or, as the context may require, Letter Agreement N°14A.

Both parties agree that this Letter Agreement N°14B, upon execution hereof, shall constitute an integral, nonseverable part of the Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement N°14B.

AVA - A320 Family PA		FINAL
Letter Agreement N°14B - Page 1/3

LETTER AGREEMENT N°14B

*[Two pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		FINAL
Letter Agreement N°14B - Page 2/3

LETTER AGREEMENT N°14B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted For and on behalf of	Agreed and Accepted For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		FINAL
Letter Agreement N°14B - Page 3/3

LETTER AGREEMENT N° 15

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Avianca (the “Buyer”) and Airbus (the “Seller”) have entered into an Airbus A319-100, A320-200 and A321-200 Purchase Agreement (the “Agreement”), dated as of even date herewith which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A319-100, A320-200 and A321-200 (the “Aircraft”).

The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 15 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°15 - Page 1/4

LETTER AGREEMENT N° 15

*[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°15 - Page 2/4

LETTER AGREEMENT N° 15

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.

Americano S.A. Avianca

By :	By:

Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°15 - Page 3/4

LETTER AGREEMENT N° 15

Appendix 1 - [*]:

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°15 - Page 4/4

LETTER AGREEMENT N° 16A

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of certain A319-100 Aircraft (the “Aircraft”), under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°16A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16A - Page 1/6

LETTER AGREEMENT N° 16A

*[Ten pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16A - Page 2/6

LETTER AGREEMENT N° 16A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16A - Page 3/6

LETTER AGREEMENT N° 16A

APPENDIX 1 [*]

*[Two pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16A - Page 4/6

LETTER AGREEMENT N° 16A

APPENDIX 2 [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16A - Page 5/6

LETTER AGREEMENT N° 16A

APPENDIX 3 [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16A - Page 6/6

LETTER AGREEMENT N° 16B

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of certain A320-200 Aircraft (the “Aircraft”), under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°16B (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16B - Page 1/6

LETTER AGREEMENT N° 16B

*[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16B - Page 2/6

LETTER AGREEMENT N° 16B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16B - Page 3/6

LETTER AGREEMENT N° 16B

APPENDIX 1 [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16B - Page 4/6

LETTER AGREEMENT N° 16B

APPENDIX 2 [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16B - Page 5/6

LETTER AGREEMENT N° 16B

APPENDIX 3 [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16B - Page 6/6

LETTER AGREEMENT N° 16C

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of certain A321-200 Aircraft (the “Aircraft”), under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°16C (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16C - Page 1/6

LETTER AGREEMENT N° 16C

*[Nine pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16C - Page 2/6

LETTER AGREEMENT N° 16C

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16C - Page 3/6

LETTER AGREEMENT N° 16C

APPENDIX 1 [*]

*[Two pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16C - Page 4/6

LETTER AGREEMENT N° 16C

APPENDIX 2 [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16C - Page 5/6

LETTER AGREEMENT N° 16C

APPENDIX 3 [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°16C - Page 6/6

LETTER AGREEMENT N° 17A

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT:        [*]

Avianca, (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A319/A320 Aircraft Purchase Agreement, dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 17A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°17A - Page 1/5

LETTER AGREEMENT N° 17A

*[Twelve pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°17A - Page 2/5

LETTER AGREEMENT N° 17A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°17A - Page 3/5

LETTER AGREEMENT N° 17A

APPENDIX A        [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°17A - Page 4/5

LETTER AGREEMENT N° 17A

APPENDIX B

[*]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°17A - Page 5/5

LETTER AGREEMENT N° 17B

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT:     [*]

Avianca, (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A319/A320 Aircraft Purchase Agreement, dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 17B (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED1
Letter Agreement N°17B - Page 1/5

LETTER AGREEMENT N° 17B

*[Ten pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED2
Letter Agreement N°17B - Page 2/5

LETTER AGREEMENT N° 17B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED1
Letter Agreement N°17B - Page 1/5

LETTER AGREEMENT N° 17B

APPENDIX A        [*]

[*]

AVA - A320 Family PA		AMENDED AND RESTATED2
Letter Agreement N°17B - Page 2/5

LETTER AGREEMENT N° 17B

APPENDIX B

[*]

AVA - A320 Family PA		AMENDED AND RESTATED3
Letter Agreement N°17B - Page 3/5

LETTER AGREEMENT N° 18

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: ADDITIONAL SOFTWARE SERVICES AND PLANNING AND SUPPORTING DATA PACKAGE

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°18 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

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LETTER AGREEMENT N° 18

The Seller has developed a range of products, which are aimed at supporting the Buyer in the operation of the Aircraft.

The Seller shall provide to the Buyer the products and services described hereafter at the conditions defined herein (hereinafter referred to as “Additional Software”) as well as planning and supporting data package.

1.	AIRMAN

1.1	Description

Airman is a ground software dedicated to maintenance operations for aircraft equipped with on-board monitoring systems.

The three major functions of Airman are line maintenance, hangar maintenance and engineering, as further described hereunder.

1.1.1	Line Maintenance Function (Transit check)

The line maintenance function provides a real time direct access to all maintenance data related to an Aircraft event. It therefore guides line maintenance personnel when troubleshooting the Aircraft. It also allows line mechanics to prepare the maintenance actions while the Aircraft is still flying.

1.1.2	Hangar Functions (Daily check)

With the use of this function of Airman, the Buyer shall be able to anticipate non-scheduled maintenance actions, which can be performed during night checks or integrated into a scheduled maintenance visit.

1.1.3	Engineering functions

By accessing the maintenance history, which is stored in Airman, detailed reports can be generated to monitor parameters that affect Aircraft reliability and maintenance efficiency. The data can be analysed per fleet, per system, per type of report and for any period of time. This enables the tool to be used to analyse trends and to identify issues that are affecting the operation of the fleet.

1.2	Commercial Conditions

[*]

1.3	Delivery and Installation

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LETTER AGREEMENT N° 18

The prerequisites to the functioning of Airman and conditions of site preparation shall be indicated by the Seller to the Buyer, who shall be solely responsible for ensuring that all hardware and/or equipment necessary for installing Airman is available and operative.

Airman shall be delivered in digital media form. Delivery shall be mutually scheduled and agreed between the parties.

Airman shall be installed by the personnel of the Buyer and/or the Seller and/or its subcontractors, as the case may.

The Seller may assist the Buyer with the installation of Airman at the Buyer’s facilities upon the Buyer’s request and subject to conditions to be specified by the Seller, including but not limited to transportation costs and living expenses for representatives of the Seller assisting with such installation. Such assistance shall follow notification in writing that the prerequisites to such installation, as notified by the Seller, are met to enable the installation.

The Seller its Affiliates and/or their respective subcontractors shall be held harmless from any and all damage to any person (except employees of the Seller, and/or their respective subcontractors) and/or to property (except the property of the Seller, its Affiliates and/or their respective subcontractors) caused by or in any way connected to the handling and/or installation of Airman.

1.4	Training

Regular administrator training sessions on Airman features are organised at the Seller’s training facilities [*] administrators.

Such training shall be subject to the terms and conditions under Clause 16 of the Agreement.

1.5	Support

A description of the support and maintenance services, which are included in the yearly license fee for Airman, are the ones described in Appendix A of this Letter Agreement.

Any support, assistance or training over and above such services shall be provided upon request by the Buyer [*].

Practical information, such as hotline, telephone numbers or contact persons, shall be given to the Buyer before installation and shall be updated on a regular basis.

1.6	Licence

The licensing conditions for the use of Airman shall be as set forth in Exhibit I of the Agreement, “License for use of software”.

2.	LESS PAPER IN THE COCKPIT (LPC)

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LETTER AGREEMENT N° 18

2.1	Description

Less Paper in the Cockpit (LPC) is an Airbus software provided in digital media form enabling the Buyer to consult Airbus Aircraft performance programs and the operational Technical Data for the Airbus Aircraft.

The modules covered by the LPC package and selected by the Buyer are the following:

•	Takeoff

Based on the TLC or Octopus software this module provides take-off performance from a given airfield. Computation accounts for elements such as, but not limited to, runway conditions, inoperative items and provides direct information to the pilot.

•	Landing

Based on the TLC or Octopus software this module provides landing performance on a given airfield. Computation accounts for elements such as, but not limited to, runway conditions, inoperative items and provides direct information to the pilot.

•	FCOM consultation

This module allows the pilot to access his Flight Crew Operating Manual using the provided browser. Information may be accessed by means of the 4 volumes of the FCOM or per topic (SOP…) or through a search mechanism.

•	MEL consultation

This module enables the pilot to access his Minimum Equipment List documentation using the Internet Explorer browser. The Seller shall deliver, as provided under Clause 14 of the Agreement, the Master Minimum Equipment List document that the Buyer shall then be able to convert into an MEL, provided the MMEL was ordered in SGML format and the FrameMaker version of the Starter Pack is used.

•	Aircraft Loading Weight and Balance

This module allows the pilot to load and trim the aircraft according to the kind of operations and according to the Buyer’s assumptions. It provides the aircraft weight (after loading) and center of gravity after checking against operational limits.

•	Load and Trim Sheet (LTS)

The LTS software is a ground software which allows to produce, for a given aircraft configuration and cabin configuration combination, a “blank” trim sheet

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LETTER AGREEMENT N° 18

form (paper or digital) with the standard Airbus layout and its associated AHM 560 document. LTS provides the blank digital trim sheet, which is a necessary information to the LPC weight and balance module.

LPC shall be supplied to the Buyer together with administration tools to be specified by the Seller such as the MMEL Starter Pack enabling the conversion of SGML format to either FrameMaker format or RTF format.

2.2	Commercial Conditions

[*]

2.3	Deliveries and Installation

The prerequisites to the functioning of LPC and conditions of site preparation, including but not limited to the Aircraft installation/availability with flight deck power supply, shall be indicated by the Seller to the Buyer, the latter being solely responsible for ensuring that all hardware and/or equipment necessary for installing LPC is available and operative.

LPC shall be delivered in digital media form. Delivery shall be mutually scheduled and agreed between the parties.

In addition to the above, the Seller will provide to the Buyer the LPC flight deck power supply.

LPC shall be installed by the personnel of the Buyer and/or the Seller and/or its subcontractors, as the case may.

The Seller may assist the Buyer with the installation of LPC at the Buyer’s facilities upon the Buyer’s request and subject to conditions to be specified by the Seller, including but not limited to transportation costs and living expenses for representatives of the Seller assisting with such installation. Such assistance shall follow notification in writing that the prerequisites to such installation, as notified by the Seller, are met to enable the installation.

The Seller its Affiliates and/or their respective subcontractors be shall be held harmless from any and all damage to any person (except employees of the Seller, its Affiliates and/or their respective subcontractors) and/or to property (except he property of the Seller, its Affiliates and/or their respective subcontractors) caused by or in any way connected to the handling and/or installation of LPC.

2.4	Training

Regular administrator training sessions on LPC features are organised at the Seller’s training facilities [*] subject to the terms and conditions under Clause 16 of this Agreement.

2.5	Support

Any support, assistance or training over and above such services shall be provided upon request by the Buyer on a chargeable basis.

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LETTER AGREEMENT N° 18

Practical information, such as hotline, telephone numbers or contact persons, shall be provided to the Buyer before installation and shall be updated on a regular basis.

2.6	Licence

The licensing conditions for the use of LPC shall be as set forth in Exhibit I to the Clause 14 of the Agreement, “License for use of software”.

3.	THE FLIGHT OPERATION MONITORING (FOM) PACKAGE

The FOM package shall include AirFASE, Line Operation Assessment System as well as FOM Assistance.

3.1	AirFASE

3.1.1	Technical description

AirFASE is a measurement, analysis and reporting software tool that detects and analyses flight operations, as well as deviation trends, by monitoring operational performance.

AirFASE shall be provided with FAP(s) applicable to the Aircraft.

3.1.2	Commercial Conditions

[*]

3.1.3	Delivery and Installation

The prerequisites to the functioning of AirFASE and conditions of site preparation shall be indicated by the Seller to the Buyer, the latter being the sole responsible for ensuring that all hardware and/or equipment necessary for installing AirFASE is available and operative.

The delivery of AirFASE shall be mutually scheduled and agreed between the parties. AirFASE shall be delivered with a user guide.

The Seller, its Affiliates and/or their respective subcontractors shall be held harmless from any and all damage to any person (except employees of the Seller, its Affiliates and/or their respective subcontractor) and/or to property (except the property of the Seller and/or its Affiliates) caused by or in any way connected to the handling and/or installation of AirFASE.

3.1.4	AirFASE Integration Into a Flight Operation Quality Assurance Program

Following the installation of AirFASE and at a date mutually agreed upon by the parties, the Seller shall provide [*]assistance to be performed by a check captain and

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LETTER AGREEMENT N° 18

an engineer in order to facilitate the integration of AirFASE results into the Airline Flight Operation Quality Assurance Program as follows:

•	Check the accuracy of AirFASE results compared to the Airlines operation policy;

•	Verify the good performing of AirFASE;

•	Train the pilots to AirFASE results interpretation;

•	Assist the preparation of the first flight data analysis report.

3.1.5	Support

A description of the support and maintenance services related to AirFASE will be sent to the Buyer before installation of AirFASE.

3.1.6	License

The licensing conditions for the use of LPC shall be as set forth in Exhibit I to the Clause 14 of the Agreement, “License for use of software”.

3.2.	Line Operation Assessment System (“LOAS”)

3.2.1	Technical description of LOAS

LOAS is a crew observation software developed for quantifying cockpit and cabin observations. The performance measurement output of individual pilots observations is accumulated to produce a series of weighted scores in a variety of crew performance and operational categories. The method of gross accumulation will yield a net signature score, a generalized performance grade for an airline’s crew population and dispatch system.

These are diagnostic values useful in evaluating the effectiveness of crew training, operating procedures and the conduct of line operations. Together with critiques of dispatch and line maintenance operations, as well as airport and airways facilities, LOAS provides the Buyer with a systematic overview of its operating network.

3.2.3	License

The licensing conditions for the use of LOAS shall be as set forth in Exhibit I to the Clause 14 of the Agreement, “License for use of software”.

3.2.4	LOAS Services Package

The LOAS Services Package includes the mandatory minimum dedicated on-site services for LOAS deployment which consists of:

[*]

In the frame of the LOAS Services Package, the Seller will assist the Buyer with the initial installation of the LOAS at the Buyer’s facilities, following notification in writing that the hardware as specified by the Seller shall be made available to the Seller. The Seller shall not be

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LETTER AGREEMENT N° 18

responsible for any incompatibility of such hardware with the LOAS and the Seller shall be held harmless from any damage to person (except employees of the Seller) and/or to property (except property of the Seller) caused by or in any way connected to the handling and/or installation of the LOAS.

3.2.5	Commercial Conditions

[*]

3.3.	FLIGHT OPERATION MONITORING (FOM) ASSESSMENT

The objective of the Flight Operations Monitoring Assessment is to review the implementation of a flight operations monitoring system, as well as to review the Buyer’s organisation, methods and tools in place in the field of flight operations monitoring.

Said FOM Assessment shall consist of a [*] week on-site visit of [*] engineer and [*] pilot. [*]

Upon achievement, the Seller will issue a report on the Flight Operations Monitoring situation and a proposed action plan to enhance the situation.

4.	ADOC JOBCARD PUBLISHER

[*].

The use of the ADOC JobCard Publisher shall be subject to the signature by the Buyer of separate terms and conditions.

5.	MAINTENANCE PLANNING DATA SUPPORT (MPDS)

The Seller shall provide the Buyer with a Maintenance Planning Data Support (MPDS) in CD-Rom format.

The MPDS shall include the following options:

Planning Data:

•	Operator Maintenance Program (OMP) - revised following corresponding aircraft type MPD revision

•	Maintenance Task Operating Plan (MTOP) - not revised

•	Work Package (WP) - not revised

•	Maintenance Line Check List and Line Check Supporting data (LCL + LCSD) - not revised

•	Task Structured Data File (TSDF) - issued first with OMP/MTOP/WP data and revised with OMP data only

•	Resource Provision Data (RPD): list of consumables and expendables - not revised

The Planning Data will be provided for a period of [*] year and revised [*] charge to

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LETTER AGREEMENT N° 18

Buyer in accordance with aircraft type MPD revision during this period except for those data identified above as “not revised”.

Supporting Data:

•	Job Cards (JC)

The Supporting Data will be revised in accordance with AMM revision (4, 2 or once a year) during the same period as above.

Note: the MPDS is a “service providing data” and not software.

Commercial conditions:

[*]

6.	PACKAGE CONTENT

The AIRMAN, LPC, AirFASE, LOAS, ADOC Jobcard Publisher, FOM and MPDS software and support data packages and services referred to herein shall have the content described in the Customer Services Catalog in effect on the date of this Letter Agreement.

7.	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

8.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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LETTER AGREEMENT N° 18

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

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LETTER AGREEMENT N° 18

APPENDIX A

AIRMAN SUPPORT AND MAINTENANCE SERVICES

1.	Corrective Maintenance

Corrective Maintenance means the processing of problems or functionality issues (“Incidents”) relating to the use of Airman or Technical eLogbook (the “Software”). Incidents shall be classified as follows:

Critical

The Buyer cannot move forward with the Software until the issue is resolved or significant aspects of the operations are impacted, which makes the Software either non operational or operational but severely impaired or restricted.

The incident has a critical impact on the Buyer’s activity.

No timely and cost effective workaround is available.

Examples include but are not limited to system or application crash, data loss or corruption.

High

A major functional problem forces the application to run under degraded modes and performances.

A timely and cost effective workaround is available but is not practical for long term or permanent use.

Medium

The Buyer requires information or assistance on the usage of the Software. The Buyer submits an evolution request or a defect report describing a problem that does not significantly affect the usage of the Software.

The Buyer reports an incident that does not significantly affect the Buyer’s activity.

Both parties agree to the following response times:

CLASSIFICATION	ACKNOWLEDGMENT OF BUYER’s REQUEST (Business Days)	PROVIDE WORKAROUND SOLUTION, PROCEDURE OR TEMPORARY SOLUTION* (Business Days)	PROVIDE PLAN FOR PERMANENT SOLUTION** (Business Days)
Critical	[*]	[*]	[*]
High	[*]	[*]	[*]
Medium	[*]	[*]	[*]

*	Such workaround solution, procedure or temporary solution will correct the applicable Incident and be cost effective for Buyer to use and practical for Buyer’s long term use until the permanent solution is provided by Seller.
**	The plan for permanent solution will cover analysis, commitment and schedule for completion.

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LETTER AGREEMENT N° 18

The Seller shall answer in writing or by telephone (and if by telephone, the solution shall be confirmed promptly in writing).

Said solution shall be based on the information related to the Incident reported by the Buyer:

Said solution shall come with the relevant instructions.

An Incident that arises during the term of Buyer’s license of the Software shall be corrected by Seller providing to Buyer [*] charge one of the following solutions:

•	A workaround solution, or

•	A procedure, or

•	A temporary solution or

•	An update of the Software.

The Seller shall be responsible for the choice of the adapted solution.

Any temporary solution, procedure or workaround solution shall be replaced by a permanent solution at the occasion of the release of a new Software version.

2.	Minimum service level

Over any one-year period, the Seller shall have [*] ([*]%) of the problems and questions treated and corrected within the required lead times.

3.	Technical Support Line

A regular telephone line shall be implemented in order to allow the Buyer to ask for technical assistance. This line shall operate from [*] (French time) [*] days a week. The phone number shall be provided during the installation phase.

In case of critical Incidents only, the Software Airman support team will be available seven (7) days a week.

4.	Evolutive Maintenance

Evolutive Maintenance consists in providing the Buyer with the latest release of Airman [*] charge.

For so long as Buyer is licensing the Software, such release shall be supplied to the Buyer as soon as the said release is available and issued by the Seller to other operators.

Contents, availability and issue of the said release are at the Seller’s discretion.

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LETTER AGREEMENT N° 18

Each release is transmitted to the Buyer in the form of a CD-ROM.

5.	Updates of Acknowledge Base (including TSM update)

All necessary updates to the Airman Acknowledge Base shall be provided by the Seller [*] charge to the Buyer, at the time Seller provides the same to other operators. The basic standard frequency is once every quarter.

6.	Local Maintenance

The Seller is entitled to enter into an agreement with a local subcontractor that will provide the Buyer with all or part of the maintenance services required hereunder on behalf of the Seller. Notwithstanding the foregoing, Seller shall remain directly liable to Buyer for performance of all obligations under this Letter Agreement.

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LETTER AGREEMENT N° 19

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°19 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

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LETTER AGREEMENT N° 19

1.	Exhibit [*] to the Agreement is deleted in its entirely and replaced with the following quoted text:

QUOTE

[*] [Eight pages have been omitted in accordance with a request for confidential treatment.]

UNQUOTE

2	[*]

The Buyer has notified the Seller of its intention to select the [*] for its A320 Aircraft. Provided the [*] is certified, the Seller shall grant the Buyer with a [*] of the Airbus modifications required to be made on the Aircraft that are to be delivered with said [*].

3	[*]

[*]

3.2	[*]

[*]

3.3	[*]

4	[*]

5	[*]

[*]

6	[*]

[*]

7.	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

8.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

9.	COUNTERPARTS

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LETTER AGREEMENT N° 19

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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LETTER AGREEMENT N° 19

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

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LETTER AGREEMENT N° 20

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°20 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

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LETTER AGREEMENT N° 20

[*]

2.	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

3.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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LETTER AGREEMENT N° 20

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

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LETTER AGREEMENT N° 21

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°21 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

[*]

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

*[Two pages have been omitted in accordance with a request for confidential treatment.]

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LETTER AGREEMENT N° 21

2.	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

3.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

4.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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LETTER AGREEMENT N° 21

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

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LETTER AGREEMENT N° 22

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°22 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°22 - Page 1/3

LETTER AGREEMENT N° 22

1.	SCOPE

The parties hereby agree that, subject to the terms, conditions and limitations set forth in this Letter Agreement, Seller will, upon request of the Buyer, provide the Buyer with the support outlined in Paragraph 4 and the last paragraph of Paragraph 5 of this Letter Agreement, as applicable, with respect [*].

[*]

*[Three pages have been omitted in accordance with a request for confidential treatment.]

9.	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

11.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°22 - Page 2/3

LETTER AGREEMENT N° 22

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°22 - Page 3/3

LETTER AGREEMENT N° 23

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: [*]

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°23 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°23 - Page 1/4

LETTER AGREEMENT N° 23

*[Fourteen pages have been omitted in accordance with a request for confidential treatment.]

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°23 - Page 2/4

LETTER AGREEMENT N° 23

4.	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

5.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

6.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°23 - Page 3/4

LETTER AGREEMENT N° 23

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°23 - Page 4/4

LETTER AGREEMENT N°24

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

Subject : INTENTIONALLY LEFT BLANK

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°24 - Page 1/2

LETTER AGREEMENT N°24

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°24 - Page 2/2

LETTER AGREEMENT N° 25

Note: Certain portions have been omitted from this Letter Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

Aerovias del Continente Americano S.A. Avianca

Avenida Calle 26 No. 92-30

Bogota, Colombia

SUBJECT: MISCELLANEOUS

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°25 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°25 - Page 1/3

LETTER AGREEMENT N° 25

[*]

2.	[*]

The Agreement is hereby amended to delete in its entirety Clause [*] and replace with the following quoted text:

QUOTE

[*]

UNQUOTE

3.	The Agreement is hereby amended to add a new Clause [*] per the following quoted text:

QUOTE

18.3.3 [*]

UNQUOTE

4.	[*]

[*]

7.	ASSIGNMENT

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

8.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°25 - Page 2/3

LETTER AGREEMENT N° 25

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

By:	By:
Its:	Its:

Date:	Date:

AVA - A320 Family PA		AMENDED AND RESTATED
Letter Agreement N°25 - Page 3/3